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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CLEAN ENERGY FUELS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CLEAN ENERGY FUELS CORP.
3020 Old Ranch Parkway, Suite 400
Seal Beach, CA 90740

April     , 2011

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Clean Energy Fuels Corp. (the "Company") to be held at The Island Hotel at 690 Newport Center Drive, Newport Beach, California 92660, on Wednesday, May 25, 2011, at 9:00 a.m. (Pacific Time).

        The attached notice of Annual Meeting and proxy statement include the agenda for the Annual Meeting, explain the matters that we will discuss at the meeting and provide general information about our Company.

        For our 2011 Annual Meeting, we are pleased to take advantage of the Securities & Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

        Your vote is very important. If you do not plan to attend the Annual Meeting in person, please vote as promptly as possible. Thank you for supporting our Company.

Sincerely, MITCHELL W. PRATT Corporate Secretary

CLEAN ENERGY FUELS CORP.
3020 Old Ranch Parkway, Suite 400
Seal Beach, CA 90740

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 25, 2011

        The annual meeting of stockholders (the "Annual Meeting") of Clean Energy Fuels Corp. (the "Company") will be held at The Island Hotel at 690 Newport Center Drive, Newport Beach, California 92660, on Wednesday, May 25, 2011, at 9:00 a.m. (Pacific Time) for the following purposes:

  1.
  To elect seven directors;

  2.
  To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

  3.
  To hold an advisory, non-binding vote on executive compensation;

  4.
  To hold an advisory, non-binding vote on whether the vote on executive compensation should occur every one, two or three years;

  5.
  To approve an amendment to the Company's Amended and Restated 2006 Stock Incentive Plan ("2006 Plan") to increase the aggregate number of shares available under the 2006 Plan by 3,000,000;

  6.
  To approve an amendment to the Warrant to Purchase Common Shares of Clean Energy Fuels Corp., dated December 28, 2006 (the "Warrant"), to provide Mr. Boone Pickens, the Warrant holder, with an incentive to exercise a portion of the Warrant prior to December 28, 2011 (the "Exercise Period"), the current expiration date of the Warrant; and

  7.
  To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

        The foregoing items of business are more fully described in the proxy statement.

        The Board has fixed the close of business on March 28, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices.

By order of the Board,
Dated: April , 2011	MITCHELL W. PRATT Corporate Secretary

CLEAN ENERGY FUELS CORP.
3020 Old Ranch Parkway, Suite 400
Seal Beach, CA 90740

2011 PROXY STATEMENT

General Information

        The board of directors (the "Board") of Clean Energy Fuels Corp., a Delaware corporation (the "Company"), is providing these proxy materials to you in connection with the solicitation of proxies for use at our 2011 annual meeting of stockholders (the "Annual Meeting"). The Annual Meeting will be held at The Island Hotel at 690 Newport Center Drive, Newport Beach, California, 92660, on Wednesday, May 25, 2011, at 9:00 a.m. (Pacific Time) or at any adjournment or postponement thereof, for the purposes stated herein. This proxy statement (the "Proxy Statement") summarizes the information that you will need to know to vote in an informed manner.

        Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to the Company's stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the Annual Meeting. The Company's proxy materials are available at the following website: www.proxyvote.com.

Voting Rights and Outstanding Shares

        We will mail the Notice on or about April 15, 2011, to all stockholders of record that are entitled to vote. Only stockholders that owned our common stock at the close of business on March 28, 2011, the date which has been fixed by the Board as the record date, are entitled to vote at the Annual Meeting. On the record date, 70,256,309 shares of our common stock were outstanding.

        Each share of our common stock that you own entitles you to one vote on all matters to be voted upon at the meeting. The proxy card indicates the number of shares of our common stock that you own. We will have a quorum to conduct the business of the Annual Meeting if holders of a majority of the shares of our common stock are present in person or represented by proxy. Abstentions and broker non-votes, discussed below, will be counted as present for purposes of determining whether a quorum is present at the meeting. Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares with respect to that particular proposal.

        A broker is entitled to vote shares held for a beneficial owner on "routine" matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm (Proposal 2), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain "non-routine" matters, such as the election of directors (Proposal 1), the proposal to approve, on an advisory, non-binding basis, the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC's rules (Proposal 3), the advisory, non-binding recommendation as to the frequency with which stockholders will vote on executive compensation (every year, every two years or every three years) (Proposal 4), the amendment to our 2006 Plan (Proposal 5) and the amendment to the Warrant (Proposal 6).

        If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1), the proposal to approve on an advisory, non-binding basis, the compensation of our named executive officers (Proposal 3), the advisory, non-binding recommendation as to the frequency with which stockholders will vote on executive compensation (Proposal 4), the amendment to our 2006 Plan (Proposal 5) or the amendment to the Warrant (Proposal 6). With respect to the election of directors, we note that in the recent past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Regulatory changes, which apply to proxy voting for stockholder meetings held on or after January 1, 2010, took away the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

        Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on these "non-routine" matters and will not be counted in determining the number of shares necessary for approval.

        Directors will be elected by a plurality of votes cast by shares present in person or represented by proxy at the meeting. Abstentions and broker non-votes, if any, will have no impact on the election of directors. The proposals to ratify the appointment of KPMG LLP as our independent registered public accounting firm, to approve on an advisory, non-binding basis, the compensation of our named executive officers, to approve the amendment to our 2006 Plan and to approve the amendment to the Warrant must be approved by the affirmative vote of a majority of the votes cast for each respective proposal by shares present in person or represented by proxy at the meeting. Accordingly, an abstention or broker non-vote, if any, will have no impact on the outcome of the votes for these proposals. The advisory, non-binding recommendation as to the frequency with which stockholders will vote on executive compensation (every year, every two years or every three years) will be determined by a plurality of the votes cast on the proposal by shares present in person or represented by proxy at the meeting, such that the frequency that receives the highest number of votes will be deemed the choice of the stockholders. Abstentions and broker non-votes, if any, will have no impact on the outcome of this proposal.

Attending the Annual Meeting

        All stockholders that owned our common stock at the close of business on March 28, 2011, the record date, or their duly appointed proxies, may attend the Annual Meeting. Registration will begin at 8:30 a.m. (PT), and seating will begin immediately thereafter. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport. Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.

Voting Shares Registered in Your Name

        If you are a stockholder of record, you may vote in one of four ways:

  •
  You may vote in person at the Annual Meeting. We will provide a ballot when you arrive.

  •
  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

  •
  You may vote by telephone by calling the toll free number found on the proxy card.

  •
  You may vote by proxy via the Internet at the website http://www.proxyvote.com by following the instructions provided in the Notice.

        Votes submitted by telephone or via the Internet must be received by 11:59 p.m. (PT) on Tuesday, May 24, 2011. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

Voting Shares Registered in the Name of a Broker, Bank or Other Nominee

        Most beneficial owners whose stock is held in street name will receive instructions for voting their shares from their broker, bank or other nominee.

        If you wish to vote in person at the Annual Meeting and your stock is held in street name, then you must obtain a legal proxy issued in your name from the broker, bank or other nominee that holds your shares of record.

Tabulation of Votes

        The inspector of elections will tabulate the votes. The shares of our common stock represented by proxy will be voted in accordance with the instructions given on the proxy so long as the proxy is properly executed and received by us prior to the close of voting at the Annual Meeting or any adjournment or postponement thereof (or in the case of proxies submitted by telephone or via the Internet, by the deadline specified above). If no instruction is given on a proxy that is properly executed and received by us, then the proxy will be voted "for" the nominees for director; "for" the proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm; "for" the approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC's compensation disclosure rules; "for" the option of once every two years as the frequency with which stockholders will vote, on an advisory, non-binding basis, on executive compensation; "for" the approval of the amendment to our 2006 Plan; and "for" the approval of the amendment to the Warrant. In addition, the individuals that we have designated as proxies for the meeting will have discretionary authority to vote for or against any other stockholder matter presented at the meeting.

Revocability of Proxies

        As a stockholder of record, once you have submitted your proxy by mail, telephone or Internet, you may revoke it at any time before it is voted at the meeting. You may revoke your proxy in any one of three ways:

  •
  You may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

  •
  You may notify our Corporate Secretary in writing that you wish to revoke your proxy before it is voted at the Annual Meeting; or

  •
  You may vote in person at the Annual Meeting.

Adjourned or Postponed Annual Meeting

        In the event that the Annual Meeting is adjourned or postponed, your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.

Solicitation

        This solicitation is made by our Board and we will bear the entire cost of soliciting proxies. We have retained Broadridge Financial Solutions, Inc. to assist in obtaining proxies by mail, facsimile or e-mail from registered stockholders, brokers, bank nominees and other institutions for the Annual Meeting. The estimated cost for this service is approximately $83,500. We will also bear the costs of preparation, assembly, printing and mailing of any printed proxy statements requested by stockholders, the proxy card and any additional information furnished to stockholders. We will provide copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock that are beneficially owned by others for forwarding to the beneficial owners that have requested printed materials. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the Notice and the solicitation materials made available via the Internet, via e-mail or in print to those who request copies, but may be supplemented by telephone, telegram, facsimile or personal solicitation by our directors, executive officers or employees. No additional compensation will be paid to these individuals for these services. In addition, we may engage a proxy solicitation firm to assist us in soliciting proxies. We may pay additional compensation to Broadridge Financial Solutions, Inc. or other proxy solicitation firms to assist us in soliciting proxies.

Results of the Annual Meeting

        Preliminary results will be announced at the Annual Meeting. Final results also will be published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Stockholder Proposals for 2012 Annual Meeting

        Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials.    Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and intended to be presented at our 2012 annual meeting of stockholders must be received by us not later than December 17, 2011, in order to be considered for inclusion in our proxy materials for that meeting.

        Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.    Our bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting outside the processes of Rule 14a-8, the stockholder must have given timely notice of the proposal or nomination in writing to the Company. To be timely for the 2012 annual meeting, a stockholder's notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between February 25, 2012 and March 26, 2012. A stockholder's notice to the Company must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our bylaws. We will not entertain any proposals or nominations at the Annual Meeting that do not meet the requirements set forth in our bylaws. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

Separate Copy of Annual Report or Proxy Materials

        We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if requested, this Proxy Statement and our annual report to stockholders for the year ended December 31, 2010 (the "Annual Report") to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces the Company's printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or Annual Report, write to Investor Relations at Clean Energy Fuels Corp., 3020 Old Ranch Parkway, Suite 400, Seal Beach, CA 90740 or call 562-493-7215. Stockholders who share an address and receive multiple copies of our Annual Report and proxy materials may also request to receive a single copy following the instructions above.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows the amount of common stock beneficially owned on March 28, 2011 (unless otherwise indicated) by holders of more than 5% of the outstanding shares of any class of our voting securities, other than with respect to Mr. Boone Pickens (our founder and a member of our Board) whose ownership is included in the second table below.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the two tables below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.

        Applicable percentage ownership is based on 70,256,309 shares of common stock outstanding on March 28, 2011. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 28, 2011. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner	Common Shares Beneficially Owned	Percent of Common Shares Outstanding
FMR LLC(1)	3,924,226	5.677%
82 Devonshire Street
Boston, Massachusetts 02109
Madeleine Pickens(2)	34,289,209	40.72%
c/o Clean Energy Fuels Corp.
3020 Old Ranch Parkway, Suite 400
Seal Beach, CA 90740

(1)
Based on a Schedule 13G/A filed on February 14, 2011, as of December 31, 2010: (i) FMR LLC reported beneficial ownership of 3,924,226 shares, sole voting power as to 907,918 of the shares, and sole dispositive power as to 3,924,226 of the shares, (ii) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC, reported beneficial ownership of 3,016,308 shares, (iii) Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, each has sole dispositive power as to 3,016,308 of the shares and neither has sole voting power with respect to these shares, (iv) Edward C. Johnson 3d has sole voting and dispositive power over 15,661 of the shares and (v) Strategic Advisers, Inc., a wholly-owned subsidiary of FMR LLC, reported beneficial ownership of 892,257 of the shares.

(2)
Madeleine Pickens is the wife of Boone Pickens. The beneficial ownership reported in the table includes 32,589,209 shares beneficially owned by Boone Pickens. Ms. Pickens disclaims beneficial ownership over these shares.

        The following table presents information concerning the beneficial ownership of the shares of our common stock as of March 28, 2011 by:

  •
  each of our named executive officers and current directors that is a beneficial owner of 5% of more of our outstanding shares of common stock, and

  •
  all of our named executive officers and directors as a group.

        The address of each beneficial owner listed in the table is c/o Clean Energy Fuels Corp., 3020 Old Ranch Parkway, Suite 400, Seal Beach, CA 90740.

	Common Shares Beneficially Owned
Name of Beneficial Owner	Number	%
Directors and Named Executive Officers:
Boone Pickens(1)	34,829,207	40.72%
Andrew J. Littlefair(2)	2,082,820	2.90%
James N. Harger(3)	1,212,051	1.70%
Richard R. Wheeler(4)	620,567	*
Mitchell W. Pratt(5)	829,020	1.17%
Barclay F. Corbus(6)	433,246	*
John S. Herrington(7)	278,006	*
Warren I. Mitchell(8)	288,461	*
Kenneth M. Socha(9)	104,171	*
James C. Miller, III(10)	30,202	*
Vincent C. Taormina(11)	92,011	*
All current officers and directors as a group (11 persons)(12)	40,799,762	49.11%

*
Represents less than 1%.

(1)
Beneficial ownership includes: (a) 269,999 options exercisable within 60 days of March 28, 2011; (b) 1,700,000 shares held by Madeleine Pickens, his wife; (c) 1,319,488 shares held by Boone Pickens Interests Ltd. over which Mr. Pickens possesses voting and investment control; and (d) 15,000,000 shares subject to a warrant exercisable within 60 days of March 28, 2011. Mr. Pickens disclaims beneficial ownership over (a) the 1,319,488 shares held by the Boone Pickens Interests Ltd.; and (b) the 1,700,000 shares held by Madeleine Pickens. As of March 28, 2011, 16,539,720 shares held by Mr. Pickens are pledged as collateral on a loan from a bank.

(2)
Beneficial ownership includes 1,560,371 shares subject to options exercisable within 60 days of March 28, 2011.

(3)
Beneficial ownership includes 870,567 shares subject to options exercisable within 60 days of March 28, 2011.

(4)
Beneficial ownership includes 620,567 shares subject to options exercisable within 60 days of March 28, 2011.

(5)
Beneficial ownership includes 805,567 shares subject to options exercisable within 60 days of March 28, 2011.

(6)
Beneficial ownership includes 420,567 shares subject to options exercisable within 60 days of March 28, 2011.

(7)
Beneficial ownership includes 177,415 shares subject to options exercisable within 60 days of March 28, 2011 held by the J&L Herrington 2002 Family Trust, over which Mr. Herrington possesses voting and investment control.

(8)
Beneficial ownership includes 238,361 shares subject to options exercisable within 60 days of March 28, 2011.

(9)
Beneficial ownership includes 28,561 shares subject to options exercisable within 60 days of March 28, 2011.

(10)
Beneficial ownership includes 30,102 shares subject to options exercisable within 60 days of March 28, 2011.

(11)
Beneficial ownership includes 54,111 shares subject to options exercisable within 60 days of March 28, 2011.

(12)
Beneficial ownership includes 20,076,188 shares subject to options and warrants exercisable within 60 days of March 28, 2011.

 PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Our Board, acting pursuant to our bylaws, has determined that the number of directors constituting the full Board shall be seven at the present time. The Board has, upon recommendation of our nominating and corporate governance committee, nominated Andrew J. Littlefair, Warren I. Mitchell, John S. Herrington, James C. Miller III, Boone Pickens, Kenneth M. Socha and Vincent C. Taormina for reelection as members of the Board.

        Each of the nominees is currently a director of our Company. Each newly elected director will serve a one-year term until the next annual meeting of stockholders or until his successor is duly qualified and elected. During the course of a term, the Board may appoint a new director to fill any vacant spot, including a vacancy caused by an increase in the size of the Board. The new director will complete the term of the director he or she replaced. Each person nominated for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. However, if any nominee cannot serve, then your proxy will be voted for another nominee proposed by the Board, or if no nominee is proposed by the Board, a vacancy will occur.

        We, as a matter of policy, encourage our directors to attend meetings of stockholders and in 2010 all seven directors attended our Annual Meeting. There are no family relationships between any nominees or executive officers of our Company, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.

Nominees for Director

        You are being asked to vote on the seven director nominees listed below. Unless otherwise instructed, the proxy holders will vote the proxies received by them for these seven nominees. All of our nominees for director are current members of our Board. The names of the director nominees, their ages as of January 31, 2011, and other information about them are shown below.

Name of Director Nominee	Age	Position
Andrew J. Littlefair	50	President, Chief Executive Officer and Director
Warren I. Mitchell	73	Chairman of the Board
John S. Herrington	71	Director
James C. Miller III	68	Director
Boone Pickens	82	Director
Kenneth M. Socha	64	Director
Vincent C. Taormina	55	Director

        Andrew J. Littlefair, one of our founders, has served as our President, Chief Executive Officer and a director since June 2001. From 1996 to 2001, Mr. Littlefair served as President of Pickens Fuel Corp. From 1987 to 1996, Mr. Littlefair served in various management positions at Mesa, Inc., an energy company of which Boone Pickens was Chief Executive Officer. From 1983 to 1987, Mr. Littlefair served in the Reagan Administration as a Staff Assistant to the President. Mr. Littlefair served as Chairman of NGV America, the leading U.S. advocacy group for natural gas vehicles from                        to                         . Mr. Littlefair earned a B.A. from the University of Southern California. Mr. Littlefair served on the board of directors of Westport Innovations Inc. , a publicly traded company from 2007 to June 2010, and has served on the board of directors of PlainsCapital Corporation, a reporting company under the Exchange Act, since 2009.

        Warren I. Mitchell has served as our Chairman of the Board and a director since May 2005. For over 40 years until his retirement in 2000, Mr. Mitchell worked in various positions at Southern

California Gas Company, including as President beginning in 1990 and Chairman beginning in 1996. Mr. Mitchell currently serves on the board of directors of The Energy Coalition, a non-profit organization devoted to education on energy management, and on the board of directors of a privately held technology company. Mr. Mitchell earned a B.S. and an M.B.A. from Pepperdine University.

        John S. Herrington has served as a director of our Company since November 2005. For over a decade, Mr. Herrington has been a self-employed businessman and attorney-at-law. From 1985 to 1989, Mr. Herrington served as the U.S. Secretary of Energy, and from 1983 to 1985, Mr. Herrington served as Assistant to the President for presidential personnel in the Reagan Administration. From 1981 to 1983, Mr. Herrington served as Deputy Assistant to the President and Assistant Secretary of the Navy. Mr. Herrington earned an A.B. from Stanford University and a J.D. and an LL.B. from the University of California, Hastings College of the Law.

        James C. Miller III has served as a director of our Company since May 2006. Mr. Miller has served on the board of governors of the United States Postal Service since April 2003 and as its chairman from January 2005 to 2008. Mr. Miller has served on the boards of directors of the Washington Mutual Investors Fund since October 1992 and the J.P. Morgan Value Opportunities Fund since December 2001. From 1981 to 1985, Mr. Miller was Chairman of the U.S. Federal Trade Commission in the Reagan Administration, and also served as Director of the U.S. Office of Management and Budget from 1985 to 1988. Mr. Miller served on the board of directors of FLYI, Inc., formerly Atlantic Coast Airlines, Inc., a Delaware company publicly traded on the NASDAQ Global Market from 2004 to 2006. Mr. Miller earned a B.B.A. from the University of Georgia and a Ph.D. from the University of Virginia.

        Boone Pickens has served as a director of our Company since June 2001 and founded Pickens Fuel Corp. in 1996. Mr. Pickens has served as the Chairman and Chief Executive Officer of BP Capital, L.P. since he founded the company in 1996, and is also active in management of the BP Capital Equity Fund and BP Capital Commodity Fund, which are privately held investment funds. Mr. Pickens also serves on the board of directors of EXCO Resources, Inc., a publicly traded energy company. Mr. Pickens was the founder of Mesa Petroleum Company, an oil and gas company, and served as Chief Executive Officer and a director of it and its successors from 1956 to 1996. Mr. Pickens earned a B.S. from Oklahoma State University.

        Kenneth M. Socha has served as a director of our Company since January 2003. Since 1995, Mr. Socha has served as a Senior Managing Director of Perseus, L.L.C. and its predecessors, a merchant bank and private equity fund management company. Previously, Mr. Socha practiced corporate and securities law as a partner in the New York office of Dewey Ballantine. Mr. Socha served on the board of directors of Westport Innovations Inc., a Canadian company publicly traded on the NASDAQ Global Market from 2006 to 2007. Mr. Socha earned an A.B. from the University of Notre Dame and a J.D. from Duke University Law School.

        Vincent C. Taormina has served as a director of our Company since April 2008. Mr. Taormina is the former Chief Executive Officer of Taormina Industries, Inc., one of California's largest solid waste and recycling companies. In 1997, Taormina Industries merged with Republic Services, a publicly-held waste handling company that operates throughout the United States. Mr. Taormina served as Regional Vice-President of Republic Services from 1997 to 2001, managing the overall operations of eleven western states. Since 2001, Mr. Taormina has served and continues to serve as a consultant to Republic Services and operates his own investment company. Mr. Taormina is a past President of the Orange County Solid Waste Management Association, past President Elect of the California Refuse Removal Council and a former board member of the Waste Recyclers Council for the National Solid Waste Management Board.

Required Vote and Board Recommendation

        Directors will be elected by a plurality of the votes cast on this proposal by shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. The nominees who receive the highest number of votes of the votes cast by shares of common stock present in person or represented by proxy at the Annual Meeting will be elected. Abstentions and broker non-votes, if any, will have no impact on the election of directors.

OUR BOARD RECOMMENDS A VOTE "FOR" THE ELECTION
TO THE BOARD OF EACH OF THESE NOMINEES

 PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We are asking you to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. KPMG LLP has audited our financial statements annually since 2001. Representatives of KPMG LLP are expected to be at the Annual Meeting to answer any questions and make a statement should they choose to do so.

        Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, our Board is submitting the selection of KPMG LLP as our independent registered public accounting firm to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of KPMG LLP, our Board will reconsider whether to retain the firm. Even if our stockholders ratify the appointment, our Board may choose to appoint a different independent registered public accounting firm at any time during the year if our Board determines that such a change would be in the best interests of our Company and our stockholders.

Independent Registered Public Accounting Firm Fees and Services

        The following table presents fees for professional audit and other services rendered by KPMG LLP for the audit of our annual financial statements as of and for the fiscal years ended December 31, 2009 and December 31, 2010, and fees billed for other services rendered by KPMG LLP during those periods.

	2009($)	2010($)
Audit Fees(1)	755,000	899,250
Audit Related Fees(2)	—	—
Tax Fees(3)	408,400	282,372
All Other Fees(4)	—	—

Total	1,163,400	1,182,622

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports, the audit of our internal control over financial reporting, audits of stand-alone financial statements of certain of our subsidiaries, professional services rendered in connection with our filing of various registration statements (i.e. Form S-8 and Form S-3 registration statements, including related comfort letters) and other professional services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)
Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees. During fiscal years 2009 and 2010 there were no such services rendered to us by KPMG LLP.

(3)
Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

(4)
All Other Fees consist of fees for products and services other than the services reported above. During fiscal years 2009 and 2010 there were no such services rendered to us by KPMG LLP.

Pre-Approval Policies and Procedures

        As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the audit committee of the Company, which considers whether the provision of non-audit services is compatible with maintaining such firm's independence. All services provided by KPMG LLP during fiscal years 2009 and 2010 were pre-approved by the audit committee. The audit committee has considered the role of KPMG LLP in providing services to us for the fiscal year ended December 31, 2010, and has concluded that such services are compatible with their independence as our auditors.

Required Vote and Board Recommendation

        Ratification of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast on this proposal by shares present in person or represented by proxy at the Annual Meeting. Accordingly, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote for this proposal.

OUR BOARD RECOMMENDS A VOTE "FOR" RATIFICATION
OF KPMG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 PROPOSAL NO. 3

ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION

        The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC's compensation disclosure rules.

        As described in detail under the heading "Compensation Discussion and Analysis," our executive compensation programs are designed to align the interests of our named executive officers with the interests of our stockholders, to encourage retention and reward individual responsibility and productivity, and to achieve the Company's corporate objectives without promoting excessive or unnecessary risk-taking. Under these programs, our named executive officers' compensation is based on the performance of the individual and of the Company, the seniority of the individual, the level of responsibility associated with the position, the individual's long-term commitment to the Company, the scarcity of individuals with similar skills and the Company's business judgment. Please read the "Compensation Discussion and Analysis" beginning on page 27 for additional details about our executive compensation programs.

        We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. We believe that the compensation of our named executive officers is appropriate and serves to both incentivize and retain our highly skilled executive leadership team. Retaining and motivating our key executives is crucial to our success. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to indicate whether they approve of our named executive officers' compensation. This vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement in accordance with the SEC's compensation disclosure rules. Accordingly, we will ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

        "RESOLVED, that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

        The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or our Board. Our Board and our compensation committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.

Required Vote and Board Recommendation

        The proposal to approve, on an advisory, non-binding basis, the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the SEC's compensation disclosure rules, requires the affirmative vote of the majority of the votes cast on this proposal by shares present in person or represented by proxy at the Annual Meeting. Accordingly, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote for this proposal.

OUR BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT
PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

 PROPOSAL NO. 4

ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Section 14A to the Exchange Act requires that we provide our stockholders with an opportunity to vote, on an advisory, non-binding basis, for their preference as to how frequently we should seek an advisory, non-binding vote on the compensation of our named executive officers as disclosed in accordance with the SEC's compensation disclosure rules. By voting on this proposal, stockholders may indicate whether they would prefer that we conduct an advisory vote on executive compensation once every one, two, or three years. Stockholders may also abstain from casting a vote on this proposal.

        After careful consideration of this proposal, the Board has determined that an advisory vote on executive compensation that occurs every two years is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a two year interval for the advisory vote on executive compensation.

        In formulating its recommendation, our Board considered that a two year interval for the advisory vote on executive compensation would provide the most effective timeframe because it allows our Board and compensation committee sufficient time to engage in discussions regarding our executive compensation philosophy and programs following each such vote and to respond with any changes to the compensation of our named executive officers in response to the results of a stockholder advisory vote. In addition, our named executive officers are incentivized for the achievement of specific long term and strategic goals and the realization of increased stockholder value. Accordingly, we believe that a vote every two years will provide our stockholders with additional time to evaluate the effectiveness of our executive compensation philosophy, policies and practices, in the context of our long-term business results for the corresponding period, while avoiding over emphasis on short term variations in compensation and business results. An advisory vote occurring once every two years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote, including changes made in response to the outcome of a prior advisory vote on executive compensation.

        You may cast your vote on your preferred voting frequency by choosing the option of every one year, every two years, every three years or abstain from voting when you vote in response to the resolution set forth below.

        "RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company's named executive officers as set forth in the Company's proxy statement should be every one year, every two years, or every three years."

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. This vote is advisory, and therefore not binding on the Company, the compensation committee or our Board in any way, and the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. However, we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

Required Vote and Board Recommendation

        The advisory, non-binding recommendation as to the frequency with which stockholders will vote on executive compensation (every year, every two years or every three years) will be determined by a plurality of the votes cast on this proposal by shares present in person or represented by proxy at the Annual Meeting. Accordingly, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote for this proposal.

OUR BOARD RECOMMENDS A VOTE FOR "EVERY TWO YEARS" AS THE FREQUENCY FOR
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

 PROPOSAL NO. 5

APPROVAL OF AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

        We are seeking stockholder approval of an amendment to our Amended and Restated 2006 Equity Incentive Plan (the "2006 Plan") to increase the maximum number of shares of common stock that may be issued under the 2006 Plan by 3,000,000 to an aggregate maximum of 15,890,500 shares. The Board adopted a resolution to approve the amendment to the 2006 Plan, subject to approval by the Company's stockholders, on April     , 2011. Other than the foregoing revision, all other provisions of the 2006 Plan will remain unchanged from those that were adopted by our Board and approved by our stockholders in May 2009.

        As of December 31, 2010, a total of 10,408,551 shares were outstanding under the 2006 Plan and a total of 21,555 shares remained available under the plan. Pursuant to the terms of the 2006 Plan, on January 1, 2011, the shares authorized for issuance under the 2006 Plan increased by 1,000,000 shares, and from January 1, 2011 to April 1, 2011, we issued 571,000 options to our employees and directors.

        The Board believes that the proposed increase to the maximum aggregate number of shares that may be issued under the 2006 Plan is in the best interests the Company, consistent with our compensation strategy and essential to our continued success. We rely significantly on equity incentives to attract, motivate and retain executive officers and engineering, marketing, sales and other personnel necessary to successfully sell our products, design and build our natural gas fueling infrastructure and manage our business. Equity awards are a particularly important component of our compensation mix because they align the interests of our employees with those of our stockholders and allow us to conserve cash for other uses. Increasing the maximum aggregate number of shares that may be issued under the 2006 Plan will enable us to provide retention incentives to existing personnel and to be flexible and opportunistic in hiring additional personnel that can contribute to the successful development of our business. As of March 28, 2011, there were only 692,540 shares available for issuance under the 2006 Plan, which substantially limits our ability to offer equity incentives to existing employees or potential new hires.

New Plan Benefits

        No awards relating to the additional shares of common stock, as contained in the proposed amendment, will be granted pursuant to the 2006 Plan until such amendment is approved by our stockholders. In addition, awards under the 2006 Plan are subject to the discretion of our compensation committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2006 Plan as a result of the adoption of the proposed amendment or the benefits that would have been received by such participants if the proposed increase to the maximum aggregate number of shares that may be issued under the 2006 Plan had been in effect in the year ended December 31, 2010.

General Description of our Proposed 2006 Plan

        A general description of our 2006 Plan is set forth below in the Section entitled "Stock Incentive Plans: 2006 Equity Incentive Plan" and is qualified in its entirety by the terms of our proposed amendment to the 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Required Vote and Board Recommendation

        Approval of this Proposal No. 5 requires the affirmative vote of a majority of the votes cast on this proposal by shares present in person or represented by proxy at the Annual Meeting. Accordingly, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote for this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
AMENDMENT TO THE COMPANY'S 2006 PLAN

 PROPOSAL NO. 6

APPROVAL OF AMENDMENT TO WARRANT

        We are seeking stockholder approval of an amendment to a warrant previously issued to Mr. Boone Pickens to purchase 15,000,000 shares of our common stock at $10.00 per share (the "Warrant"). The purpose of the Warrant amendment is to incentivize Mr. Pickens to exercise a portion of the Warrant prior to December 28, 2011, the current expiration date of the Warrant (the "Exercise Period"). The Board adopted a resolution to approve the amendment to the Warrant, subject to approval by the Company's stockholders, on April     , 2011. A copy of the proposed Warrant, as amended, is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

        In December 2006, the Warrant was issued to Mr. Pickens, the Company's largest stockholder, in exchange for the cancellation of all amounts owed to him by the Company under a revolving line of credit entered into in 2006, which we used for margin deposits related to futures contracts. Also in exchange for issuance of the Warrant, Mr. Pickens assumed all of our then-outstanding liabilities related to certain futures contracts. Under the proposed amendment to the Warrant, if Mr. Pickens exercises a portion of the Warrant prior to the expiration date of the Exercise Period, the Company will extend the Exercise Period of the Warrant for an identical number of shares for a length of time whereby the non-cash financial gain that the Company recognizes due to the early exercise (calculated in accordance with generally accepted accounting principles) becomes identical to the non-cash financial charge the Company recognizes with respect to such extension (calculated in accordance with generally accepted accounting principles).

        If this proposal is approved, Section 1 of the Warrant will be amended to read as follows:

        "1.    Exercise; Issuance of Certificates; Payment for Shares.    This Warrant may be exercised by Holder, as a whole or in part, and on one or more occasions, by written notice to the Company at any time within the Exercise Period and by payment to the Company by wire transfer (in accordance with the wire transfer instructions) of the aggregate Warrant Price for the number of Shares designated by Holder (but not more than the number of Shares for which this Warrant then remains subject and unexercised). As an inducement to Holder to exercise a portion of the Warrant prior to the expiration date of the Exercise Period (an "Early Exercise"), the Company hereby agrees that in the event of an Early Exercise, the Company will extend the Exercise Period of the Warrant for an identical number of Shares that are purchased pursuant to the Early Exercise for a duration of time determined in accordance with this Section 1. The length of the extension of the Exercise Period will be determined as follows: the Company will determine the non-cash financial gain that the Company will recognize due to the Early Exercise (the "Early Exercise Gain") and extend the Exercise Period of the Warrant for the same number of shares purchased pursuant to the Early Exercise so that the non financial charge the Company recognizes with respect to such extension (the "Extension Charge") is of identical value to the Early Exercise Gain. For example, in the event that Holder exercises the Warrant with respect to five million (5,000,000) shares on June 28, 2011 and the Company recognizes a $2.5 million Early Exercise Gain with respect to the Early Exercise, the Company will extend the Exercise Period of the Warrant with respect to five million (5,000,000) Shares by a number of days that results in an Extension Charge of $2.5 million, determined as of the date of the Early Exercise."

        The Board believes that it is in the best interest of the Company and our stockholders to incentivize Mr. Pickens to exercise the Warrant by amending the Warrant pursuant to this Proposal 6. An exercise of a portion of the Warrant would provide the Company with cash proceeds to fund its planned capital expenditures and fund potential corporate strategic alternatives prior to the December 28, 2011 expiration date of the Warrant.

        By its terms, the Warrant may be amended only by an instrument in writing signed by the Company and Mr. Pickens. In addition, approval of the amendment by the Company's stockholders is required pursuant to NASDAQ Marketplace Rule 5635(c), which requires stockholder approval for any material amendment to an existing arrangement pursuant to which stock may be acquired by officers, directors, employees or consultants. This includes any sale or issuance of securities to an officer, director, employee or consultant at a discount to the market value, as such issuance is considered a form of "equity compensation." To the extent that the proposed amendment to the Warrant could be considered a form of equity compensation, the Company is seeking stockholder approval pursuant to NASDAQ Marketplace Rule 5635(c).

        The amendment will not change the estimated value of the Warrant. Please read the sections of this Proxy Statement entitled "Security Ownership of Certain Beneficial Owners and Management," "Compensation of Directors and Executive Officers," and "Certain Relationships and Related Party Transactions" for additional information on Mr. Pickens' interests in and relationship with the Company.

Required Vote and Board Recommendation

        Approval of this Proposal No. 6 requires the affirmative vote of a majority of the votes cast by shares present in person or represented by proxy on this proposal at the Annual Meeting. Accordingly, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote for this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
AMENDMENT TO THE WARRANT

 CORPORATE GOVERNANCE

Director Independence

        Our Board has determined that Messrs. Mitchell, Herrington, Miller, Socha and Taormina meet the independence requirements under NASDAQ Marketplace Rule 5605(a)(2). Messrs. Littlefair and Pickens do not meet the independence requirements under NASDAQ Marketplace Rule 5605(a)(2) for the following reasons: (1) Mr. Littlefair is our President and Chief Executive Officer; and (2) Mr. Pickens was a party to material transactions, relationships and arrangements with our Company described in "Certain Relationships and Related Party Transactions" below.

        In the course of determining whether Messrs. Mitchell, Herrington, Miller, Socha and Taormina were independent under NASDAQ Marketplace Rule 5605(a)(2), the Board considered the following transactions, relationships and arrangements not required to be disclosed in "Certain Relationships and Related Party Transactions":

  •
  With respect to Mr. Mitchell, the Board considered that Mr. Mitchell is an investor in certain funds controlled by Mr. Pickens and serves as the General Partner of a real estate investment vehicle in which Mr. Littlefair and Mr. Pickens are investors.

  •
  With respect to Messrs. Herrington and Miller, the Board considered that each of Messrs. Herrington and Miller served with Mr. Littlefair in the Reagan Administration. The Board also considered that Mr. Herrington is an investor in certain funds controlled by Mr. Pickens.

  •
  With respect to Mr. Socha, the Board considered his role as a former director of Vehicle Production Group LLC, a company in which Perseus, L.L.C. is the largest investor and in which we have invested approximately $12.0 million through April     , 2011. We may also do business with Vehicle Production Group LLC in the future with respect to its development and sales of a CNG vehicle. Mr. Socha resigned from the board of Vehicle Production Group LLC effective March 23, 2010. Mr. Socha is also a Senior Managing Director of Perseus, L.L.C.

  •
  With respect to Mr. Taormina, the Board considered his business relationships, including his consulting arrangement with Republic Services, a customer of our Company.

Board Structure

        The Board has determined that our current structure of separating the roles of Chief Executive Officer and Chairman of the Board is in the best interests of the Company and our stockholders. Mr. Mitchell has served as Chairman of the Board since May 2005 and Mr. Littlefair has been the Chief Executive Officer of the Company since June 2001. As Chairman of the Board, Mr. Mitchell focuses on organizing Board activities to enable the Board to effectively provide guidance to and oversight and accountability of management. The Chairman of the Board, among other things, creates and maintains an effective working relationship with the Chief Executive Officer and other members of management and with the other members of the Board, provides the Chief Executive Officer ongoing direction as to Board needs, interests and opinions, and assures that the Board agenda is appropriately directed toward significant matters of the Company. Separating the roles of Chairman and Chief Executive Officer allows Mr. Littlefair, as Chief Executive Officer, to focus on carrying out the day to day direction and long term strategic goals of the Company.

        The functions of the Board are carried out by the full Board and, when delegated, by the Board Committees. Each director is a full and equal participant in the major strategic and policy decisions of our Company.

Board Committees

        We have an audit committee, compensation committee, nominating and corporate governance committee and derivative committee. Our Board also creates committees from time to time to approve financing transactions or other significant corporate transactions. Our Board and audit committee generally meet at least quarterly and our other committees meet on an as needed basis. Each of the Board committees has the composition and responsibilities described below. Current copies of the charters of the audit committee, the compensation committee and the nominating and corporate governance committee, which have been adopted by the Board, are publicly available on our website at http://investors.cleanenergyfuels.com/governance.cfm.

        Audit committee.    Our audit committee consists of three directors, John S. Herrington, James C. Miller III and Vincent C. Taormina, all of whom our Board determined to be independent under SEC Rule 10A-3(b)(1) and NASDAQ Marketplace Rule 5605(a)(2). The audit committee held six meetings in fiscal 2010. The chair of the audit committee is Mr. Miller. Mr. Miller qualifies as an audit committee financial expert under the rules of the SEC. The Board determined that each audit committee member has sufficient knowledge in reading and understanding the Company's financial statements to serve on the audit committee. The functions of this committee include:

  •
  selecting and overseeing the engagement of a firm to serve as an independent registered public accounting firm to audit our financial statements,

  •
  helping to ensure the independence of our independent registered public accounting firm,

  •
  discussing the scope and results of the audit with our independent registered public accounting firm,

  •
  developing procedures for employees to anonymously submit concerns about questionable accounting or audit matters,

  •
  meeting with our independent registered public accounting firm and our management to consider the adequacy of our internal accounting controls and audit procedures, and

  •
  approving all audit and non-audit services to be performed by our independent registered public accounting firm.

        We believe that the composition of our audit committee meets the criteria for independence under, and the functioning of our audit committee will comply with the applicable requirements of, the Sarbanes Oxley Act of 2002 and the NASDAQ and SEC rules, including the requirement that the audit committee have at least one qualified financial expert.

        Compensation committee.    Our compensation committee currently consists of three directors, John S. Herrington, Warren I. Mitchell and Kenneth M. Socha, all of whom our Board determined to be independent under NASDAQ Marketplace Rule 5605(a)(2). The compensation committee held four meetings in fiscal 2010. The chair of the compensation committee is Mr. Mitchell. The functions of this committee include:

  •
  determining or recommending to the Board the compensation of our executive officers, including annual cash bonuses and related performance criteria,

  •
  administering our stock and equity incentive plans,

  •
  reviewing and, as it deems appropriate, recommending to our Board, policies, practices, and procedures relating to the compensation of our directors, officers, and other managerial employees and the establishment and administration of our employee benefit plans, and

  •
  advising and consulting with our officers regarding managerial personnel and development.

        We believe that the composition of our compensation committee meets the criteria for independence under, and the functioning of our compensation committee will comply with the applicable requirements of, the NASDAQ and SEC rules.

        Nominating and corporate governance committee.    Our nominating and corporate governance committee currently consists of three directors, John S. Herrington, Kenneth M. Socha, and Vincent C. Taormina, all of whom our Board determined to be independent under NASDAQ Marketplace Rule 5605(a)(2). The nominating and corporate governance committee held two meetings in fiscal 2010. The chair of the nominating and corporate governance committee is Mr. Herrington. The functions of this committee include:

  •
  establishing standards for service on our Board,

  •
  identifying, evaluating and recommending nominees to our Board and committees of our Board,

  •
  conducting searches for appropriate directors,

  •
  evaluating the performance of our Board and of individual directors,

  •
  considering and making recommendations to the Board regarding the size and composition of the board and its committees,

  •
  reviewing developments in corporate governance practices, and

  •
  evaluating the adequacy of our corporate governance practices and reporting.

        We believe that the composition of our nominating and corporate governance committee meets the criteria for independence under, and the functioning of our nominating and corporate governance committee will comply with the applicable requirements of, the NASDAQ and SEC rules.

        Derivative committee.    Our derivative committee consists of three directors, Andrew J. Littlefair, James C. Miller III and Warren I. Mitchell. The derivative committee did not meet in fiscal 2010. The chair of the derivative committee is Mr. Littlefair. The functions of this committee include:

  •
  formulating derivative strategy and directing derivative activities,

  •
  engaging and meeting with advisors regarding derivative activities and strategies, and

  •
  making recommendations to the Board regarding derivative strategy and activity.

Meetings of the Board and Board Committees

        During fiscal 2010, our Board held eight meetings and each director attended at least 75% of all meetings of the Board and applicable committees during the periods that he served. Our independent directors typically hold at least two executive sessions without management present each year.

The Board's Role in Risk Oversight

        The Board and each of the Board committees regularly discuss risks confronting our business in the context of their respective review and approval of corporate financial risk management, corporate strategy, acquisitions, compensation, derivative transactions, corporate governance and financing transactions. When granting authority to management and approving business and marketing strategies, the Board considers, among other things, the risks and vulnerabilities we face. Additionally, the Board holds annual strategic planning sessions with senior management in which they review and analyze, among other items, political and legislative risk, environmental and regulatory risk, commodity based exposures and the risks associated with depending on third parties to assist in developing our industry, for example in the manufacture of heavy duty trucks and other vehicles that operate on natural gas. Our Board also regularly reviews our cash management practices, derivative exposure and budget variance. Members of management prepare regular reports for the Board which are reviewed at Board meetings and address the risks confronting our business.

        As part of its oversight function, the Board monitors how management operates the Company, in part, through its committee structure as follows:

  •
  The audit committee considers risk issues associated with our overall financial reporting and disclosure process and accounting policies, and periodically meets with and receives reports from management to discuss these risks.

  •
  The compensation committee is responsible for oversight of risk associated with our compensation practices and policies.

  •
  The nominating and corporate governance committee is responsible for oversight of Board processes and corporate governance-related risks.

  •
  The derivative committee oversees the Company's hedging activities in an effort to minimize financial risk associated with fixed price sales contracts and hedging activity.

Code of Ethics

        We have adopted a written code of ethics applicable to our directors, officers and employees in accordance with the rules of NASDAQ and the SEC. Our code of ethics is designed to deter wrongdoing and to promote:

  •
  honest and ethical conduct,

  •
  full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in our other public communications,

  •
  compliance with applicable laws, rules and regulations, including insider trading compliance, and

  •
  accountability for adherence to the code and prompt internal reporting of violations of the code, including illegal or unethical behavior regarding accounting or auditing practices.

        The audit committee of our Board will review our code of ethics periodically and may propose or adopt additions or amendments that it determines are required or appropriate. Our code of ethics is posted on our website at http://investors.cleanenergyfuels.com/governance.cfm.

Equity Ownership by the Board

        Pursuant to stock ownership guidelines recommended by our nominating and corporate governance committee and as approved by the Board, each director is expected to own at least 1,000 shares of our common stock during their term of service as a director, with new directors expected to purchase at least that number of shares within 180 days of commencement of service as a director or at the earliest legally permissible opportunity, if later than 180 days after election or appointment. Each of our current directors will satisfy these guidelines at the earliest legally permissible opportunity.

Compensation Committee Interlocks and Insider Participation

        Our compensation committee consists of Messrs. Herrington, Mitchell and Socha. No member of our compensation committee is a present or former executive officer or employee of the Company or any of its subsidiaries or has any relationship requiring disclosure below under "Certain Relationships and Related Party Transactions" pursuant to SEC rules. No executive officer of our Company (1) served as a member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on our Company's compensation committee, (2) served as a director of another entity, one of whose executive officers served on our Company's compensation committee, or (3) served as a member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of another entity, one of whose executive officers served as a director of our Company.

Stockholder Communications with the Board

        We have adopted a formal process by which stockholders and interested parties may communicate with our Board which is available on our website at http://investors.cleanenergyfuels.com/contactboard.cfm. Communications to the Board must either be in writing and sent care of the Corporate Secretary by mail to our offices at 3020 Old Ranch Parkway, Suite 400, Seal Beach, California 90740, or delivered via e-mail to mpratt@cleanenergyfuels.com. This centralized process will assist the Board in reviewing and responding to stockholder and interested party communications in an appropriate manner. The name of any specific intended recipient should be noted in the communication. All communications (i) must be accompanied by a statement of the type and amount of the securities of our Company that the person holds, (ii) must identify any special interest, meaning an interest not in the capacity of a stockholder of our Company, of the person submitting the communication, and (iii) the address, telephone number and e-mail address, if any, of the person submitting the communication. The Board has instructed the Corporate Secretary to forward it such correspondence; however, before forwarding any correspondence, the Board has also instructed the Corporate Secretary to review such correspondence and, in the Corporate Secretary's discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for director consideration.

Stockholder Recommendations for Membership on our Board

        Our nominating and corporate governance committee is responsible for evaluating properly submitted stockholder recommendations of candidates for membership on the Board in accordance with our Corporate Governance Guidelines and as described below under "Identifying and Evaluating Nominees for Directors." In evaluating such nominations, the nominating and corporate governance committee will consider the membership criteria set forth below under "Director Qualifications." Any stockholder nominations proposed for consideration by the nominating and corporate governance committee should include the nominee's name and qualifications for membership on the Board and should be addressed to: Mitchell Pratt, Corporate Secretary, Clean Energy Fuels Corp., 3020 Old Ranch Parkway, Suite 400, Seal Beach, CA 90740.

        In any recommendation of candidates, the recommending stockholder must include a statement in writing setting forth the following:

  (i)
  as to each person whom the stockholder proposes to nominate for election or re-election as a director:

  •
  the name, age, business address and residence address of the person or persons to be nominated;

  •
  the principal occupation or employment of such person or persons;

  •
  the class and number of all shares of each class of our capital stock owned beneficially and of record by the nominee;

  •
  a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; and;

    •
    any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

  (ii)
  as to the stockholder sending the recommendation, the name and record address of the stockholder, the class and number of shares of the Company's stock which are beneficially owned by the stockholder, any material interest of the stockholder in the nomination and any other information which is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.

        We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director.

Director Qualifications

        Under our Corporate Governance Guidelines, our nominating and corporate governance committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics of new board members as well as the composition of the Board as a whole. This assessment includes members' qualification as independent, as well as consideration of diversity, age, skills, and experience in the context of the needs of the Board.

        All of our directors bring to our Board a wealth of executive leadership experience derived from their service as executives, senior government officials and board members of other organizations. Certain individual qualifications and skills of our directors that contribute to the Board's effectiveness as a whole are described in the following paragraphs.

        Andrew J. Littlefair.    Mr. Littlefair's experience as co-founder and Chief Executive Officer of our Company gives him unique insight into our Company's operations, challenges and opportunities.

        Warren I. Mitchell.    Mr. Mitchell has extensive knowledge of the natural gas industry obtained during his long and distinguished career at the Southern California Gas Company. Mr. Mitchell also provides leadership to our Board, served as Chairman of the Southern California Gas Company, and remains actively involved in the energy industry through his Chairman role with the Energy Coalition.

        John S. Herrington.    Mr. Herrington has a unique understanding of energy markets and policy gained during his service as the U.S. Secretary of Energy. He also brings to our Board the perspective of an entrepreneur, the legal insight of an attorney and the discipline of a former marine.

        James C. Miller.    Mr. Miller has significant financial expertise and extensive knowledge of regulatory affairs gained during his service on the board of governors of the United States Postal Service, Chairman of the U.S. Federal Trade Commission and Director of the U.S. Office of Management and Budget. Mr. Miller brings to our Board financial acumen and experience dealing with large and financially complex organizations.

        Boone Pickens.    Mr. Pickens brings to our Board his experience as an energy industry entrepreneur, legendary deal-maker and unparalleled advocate on U.S. energy policy.

        Kenneth M. Socha.    Mr. Socha brings to our Board unique legal insight gained during his distinguished legal career and the perspective and financial acumen of a highly successful private equity investor gained during his tenure as a Senior Managing Director of Perseus, L.L.C.

        Vincent C. Taormina.    Mr. Taormina brings to our Board the perspective of a highly successful entrepreneur and industry leader in the refuse and recycling industry, one of our key market segments.

Identifying and Evaluating Nominees for Directors

        Our nominating and corporate governance committee utilizes a variety of methods for identifying and evaluating nominees for directors. Our nominating and corporate governance committee has the duty of identifying individuals qualified to become members of the Board. Candidates may come to the attention of the nominating and corporate governance committee through current members of our Board, professional search firms, stockholders or other persons. These candidates will be evaluated by our nominating and corporate governance committee and may be considered at any point during the year. As described above, our nominating and corporate governance committee will consider properly submitted stockholder recommendations for candidates for our Board. Following verification of the stockholder status of persons recommending candidates, recommendations will be aggregated and considered by our nominating and corporate governance committee. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials will be forwarded to our nominating and corporate governance committee. Stockholder recommendations that comply with our procedures will receive the same consideration that our nominating and corporate governance committee nominees receive.

Director Diversity

        While the Company does not have a formal diversity policy, the nominating and corporate governance committee seeks to assemble a board of directors that brings to our Company a variety of perspectives, skills, expertise, and sound business understanding and judgment, derived from high quality business, professional, governmental, community and natural gas and energy industry experience. The nominating and corporate governance committee monitors its assessment of diversity as part of the annual self-evaluation process.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock (see "Security Ownership of Certain Beneficial Owners and Management" above for identification of those persons who are beneficial owners of more than 10% of our common stock) to file reports of ownership and changes in ownership with the SEC. Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons met all of the applicable Section 16(a) filing requirements during fiscal 2010.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

        The names of our current executive officers, their ages as of January 31, 2011, and their positions are shown below. Biographical summaries of each of our executive officers who are not also members of our Board are included below.

Name	Age	Position Held
Andrew J. Littlefair	50	President, Chief Executive Officer and Director
Richard R. Wheeler	46	Chief Financial Officer
James N. Harger	52	Chief Marketing Officer
Mitchell W. Pratt	51	Chief Operating Officer and Corporate Secretary
Barclay F. Corbus	44	Senior Vice President, Strategic Development

        Richard R. Wheeler has served as our Chief Financial Officer since February 2003. From November 2001 to January 2003, Mr. Wheeler served as Chief Financial Officer of Blue Energy & Technologies LLC, a privately held natural gas vehicle fuels company that we acquired in December 2002. From May 2000 to October 2001, Mr. Wheeler served as Executive Vice President and Chief Financial Officer of

Encoda Systems, Inc., a privately held software company. Mr. Wheeler earned a B.S. and an M.B.A. from the University of Colorado, Boulder and is a certified public accountant.

        James N. Harger was appointed Chief Marketing Officer in May 2009, served as our Senior Vice President, Marketing and Sales, from June 2003 to May 2009, and served as our Vice President, Marketing from June 2001 to June 2003. From 1997 to 2001, Mr. Harger served as Vice President, Marketing and Sales of Pickens Fuel Corp. From 1983 to 1997, Mr. Harger served in management positions at Southern California Gas Company, where he assisted in the launch of the natural gas vehicle program in 1992. Mr. Harger earned a B.S. from the University of California, Los Angeles, and an M.B.A. from Pepperdine University.

        Mitchell W. Pratt was appointed Chief Operating Officer in December 2010 and has served as our Corporate Secretary since December 2002. Prior to being appointed as Chief Operating Officer, Mr. Pratt served as our Senior Vice President, Engineering, Operations and Public Affairs, from January 2006 to December 2010. From August 2001 to December 2005, Mr. Pratt served as our Vice President, Business Development. From 1983 to July 2001, Mr. Pratt held various positions in sales and marketing, operations and public affairs at Southern California Gas Company. Mr. Pratt earned a B.S. from the California State University at Northridge and an M.B.A. from the University of California, Irvine.

        Barclay F. Corbus has served as our Senior Vice President, Strategic Development, since September 2007. From July 2003 to September 2007, Mr. Corbus served as Co-Chief Executive Officer and a director of WR Hambrecht + Co which managed our initial public offering. Mr. Corbus joined WR Hambrecht + Co in 1999 and, from October 2000 to July 2003, Mr. Corbus served as Head of Investment Banking of WR Hambrecht + Co. From 1989 to 1999, Mr. Corbus worked with Donaldson, Lufkin & Jenrette. Mr. Corbus serves as a director of Overstock.com, a publicly traded company. Mr. Corbus earned an A.B. from Dartmouth College and an M.B.A. from Columbia Business School.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        We have adopted a basic philosophy and practice of offering market competitive compensation that is designed to attract, retain, reward and motivate a highly qualified executive management team. With respect to (1) each person who served as our principal executive officer or principal financial officer during fiscal 2010 (Andrew J. Littlefair and Richard R. Wheeler, respectively), and (2) the three most highly compensated executive officers during fiscal 2010 who were serving as executive officers at the end of fiscal 2010 and who did not serve as principal executive officer or principal financial officer (James N. Harger, Mitchell W. Pratt and Barclay F. Corbus and together with Messrs. Littlefair and Wheeler, the "named executive officers"), this Compensation Discussion and Analysis describes our compensation philosophy and objectives, the methodologies used for establishing the compensation programs for the named executive officers, and the policies and practices to administer such programs.

Compensation Philosophy

        We believe compensation should include a mix of a competitive base salary and bonus incentives to encourage retention and reward individual responsibility and productivity, equity grants to align the interests of our officers with those of our stockholders, and case-specific compensation plans to accommodate individual circumstances or non-recurring situations. Our compensation committee uses its judgment and experience and works closely with our named executive officers to determine the appropriate mix of compensation for each individual. Our compensation committee historically has not used tally sheets, internal pay equity studies, accumulated wealth analyses, equity retention policies, benchmarking or similar tools in assisting with compensation determinations for our named executive officers.

        The compensation committee has no formal policy, but does retain the discretion, to adjust or recover awards or payments made to its named executive officers if the relevant performance measures upon which they are based are restated or are otherwise adjusted in a manner that would reduce the size of the initial award or payment.

Review of Competitive Market Practices

        We informally consider competitive market practices with respect to the salaries and total compensation of our named executive officers for the purpose of staying informed on current compensation practices and developments; however, we do not benchmark compensation levels based on this data nor do we determine our named executive officers' compensation based on market data for comparable company compensation levels. We did not conduct any market evaluation during 2010. Our prior studies of market data did not prove instructive, as we do not believe there are a sufficient number of comparable companies to evaluate.

Elements of Compensation

        Our named executive officers' compensation has three primary components—base compensation or salary, annual cash bonuses, and equity awards. In addition, we provide our named executive officers with a variety of benefits that are generally available to all salaried employees.

        We view the various components of compensation as related, but distinct. Although our compensation committee reviews each named executive officer's total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based on the performance of the employee (including any extraordinary performance), the level of responsibility and commitment associated with the position and our business judgment and experience. In addition, our compensation decisions generally reflect our belief that employees with comparable levels of responsibility and performance deserve comparable compensation, and that employees with a greater degree of responsibility and performance deserve greater compensation on a relative basis. Our compensation committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and short term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

        Our annual process of determining overall compensation for named executive officers begins with recommendations made by Mr. Littlefair, our President and Chief Executive Officer, to our compensation committee. In making his recommendation, Mr. Littlefair considers a number of factors, including the seniority of the individual, the functional role of the position, the level of the individual's responsibility, the individual's performance and contribution to our overall business objectives, the individual's long-term commitment to our Company, and the scarcity of individuals with similar skills. Acting with the recommendation from Mr. Littlefair, our compensation committee makes the final determination of compensation for our named executive officers. The compensation committee determines the compensation of Mr. Littlefair. Mr. Littlefair also submits recommendations to the compensation committee regarding his own proposed compensation levels, which are taken under advisement by the committee.

  Assessment of Individual Performance

Andrew J. Littlefair—President and Chief Executive Officer

        As the Company's President and Chief Executive Officer, Mr. Littlefair works with the Board and senior management to establish and execute the Company's operating and strategic plans to increase revenue, achieve the Company's long and short term strategic growth objectives and profit targets and maximize return for stockholders. Mr. Littlefair also serves as the Company's principal spokesperson and is responsible for conveying the Company's message to the Company's customers and the investor community. Mr. Littlefair's effective leadership of the Company led to positive financial and operating results in 2009 and 2010, with total revenue increasing to $131.5 million in 2009 and $211.8 million in 2010, and gasoline gallon equivalents sold increasing to 101.0 million gallons delivered in 2009 and 122.7 million gallons delivered in 2010. Further, in 2009 and 2010, Mr. Littlefair successfully oversaw the planning and execution of our acquisitions of Exterran Energy Solutions, BAF Technologies, I.M.W. Industries, Ltd. ("IMW") and Wyoming Northstar Incorporated, Southstar LLC and M&S Rental, LLC (collectively "Northstar").

Richard R. Wheeler—Chief Financial Officer

        As the Chief Financial Officer, Mr. Wheeler oversees the Company's financial operations, including financial plans and policies, accounting practices and procedures, financial and tax reporting functions and the disbursement of financial information to the investor community. Mr. Wheeler effectively provides direction to the Company with respect to increasing revenue, achieving its financial objectives, pursuing strategic investments and raising capital. During 2009, Mr. Wheeler played a key role in our acquisitions of Exterran Energy Solutions and BAF Technologies, and in connection with our $73.2 million stock offering that closed in July 2009. During 2010, Mr. Wheeler was instrumental in the acquisitions of IMW and Northstar, as well as the Company's common stock offering of 3,450,000 shares in November 2010.

James N. Harger—Chief Marketing Officer

        As the Chief Marketing Officer, Mr. Harger directs the Company's marketing and sales strategies to optimize the growth of the Company, increase revenue and achieve the profit goals of the Company. Mr. Harger effectively leads the Company's marketing team in its efforts to expand Clean Energy's presence in major market segments, such as airports, refuse, transit and trucking, with a focus on national accounts, and provides guidance with respect to increasing the number of the Company's natural gas stations. In 2009, Mr. Harger's efforts were key to the Company surpassing the 100 million gasoline gallon equivalent mark. In 2010, Mr. Harger was instrumental in increasing the volume of compressed natural gas and liquefied natural gas delivered to 122.7 million gallons.

Mitchell W. Pratt—Chief Operating Officer and Corporate Secretary

        As the Chief Operating Officer and Corporate Secretary, Mr. Pratt directs and manages the Company's operations, engineering and public affairs teams, ensures that the proper personnel are assembled to assess opportunities and carry out strategic activities, such as acquisitions integration, and provides effective oversight of the Company's infrastructure growth in a variety of market segments. Mr. Pratt administers critical corporate governance matters in his role as Corporate Secretary and serves as the focal point for communication between the Board, senior management and the Company's stockholders. In 2009 and 2010, Mr. Pratt successfully oversaw the post-acquisition integration of Exterran Energy Solutions, BAF Technologies, IMW and Northstar.

Barclay F. Corbus—Senior Vice President, Strategic Development

        As the Senior Vice President of Strategic Development, Mr. Corbus develops growth opportunities, acquisitions and financing strategies for the Company. In 2009, Mr. Corbus led our efforts to acquire Exterran Energy Solutions and BAF Technologies. He also successfully spearheaded our $73.2 million stock offering that closed in July 2009. In 2010, Mr. Corbus effectively guided the Company through the acquisition of IMW, an advanced, nonlubricated natural gas fueling compressor and related equipment manufacturing and servicing business, and Northstar, a leading provider of design, engineering, construction and maintenance services for LNG fueling stations. Mr. Corbus served a critical role in connection with the Company's offering of 3,450,000 shares of common stock that closed in November 2010. In addition, Mr. Corbus made key contributions toward securing our agreement with Pilot Travel Centers LLC to build, own and operate public access CNG and LNG fueling facilities at agreed upon Pilot travel centers nationwide and in Canada.

  Base Salary

        We provide base salaries to recognize the experience, skills, knowledge and responsibilities required of our named executive officers, taking into account competitive market compensation paid by other companies for similar position, and to reward individual performance and contribution to our overall business goals. The compensation committee uses its judgment and discretion in determining the amount of base salary and does not target a particular range in relation to salaries at other companies. Base salaries are reviewed annually.

        Proposed base salaries are prepared by Mr. Littlefair and recommended to the compensation committee for its consideration. In setting 2010 base salaries for our named executive officers, the compensation committee focused on Mr. Littlefair's recommendations, our performance and each executive's performance in 2009, the executive's experience, responsibilities and tenure with our Company, and our need to motivate and retain our executive officers. Based on these factors, the compensation committee increased 2010 base salaries for our named executive officers from 2009 levels, as follows:

Named Executive Officer	2009 Base Salary($)	2010 Base Salary($)
Andrew J. Littlefair	475,200	520,000
Richard R. Wheeler	313,250	345,000
James N. Harger	306,250	335,000
Mitchell W. Pratt	280,000	310,000
Barclay F. Corbus	260,000	286,000

        In the first quarter of 2011, the compensation committee approved the following 2011 base salaries for our named executive officers:

Named Executive Officer	2011 Base Salary($)
Andrew J. Littlefair	600,000
Richard R. Wheeler	365,000
James N. Harger	365,000
Mitchell W. Pratt	365,000
Barclay F. Corbus	350,000

  Annual Cash Bonus

        We believe a cash based incentive compensation program is important in order to focus our management on, and reward our executives for, achieving key Company objectives. Each year our compensation committee approves a cash bonus plan and pays bonuses after determining whether performance criteria set forth in the plan were satisfied. In setting the performance criteria, the compensation committee considers the recommendation of our management and competitive market practices. For each named executive officer, the performance criteria for cash bonus awards for the fiscal year 2010 were bifurcated, with 35% of the total potential cash bonus award based on the volume of gasoline gallon equivalents of natural gas sold by us, and 65% of the total potential cash bonus award based on the target Adjusted EBITDA, as defined below, of our Company. For the fiscal year 2011, we have added performance criteria for cash bonus awards to further encourage management to make decisions that align our corporate goals with our stockholders' interests and mitigate the risk of executives approving high volume deals with low profit margins. In fiscal year 2011, the cash payment awards for each named executive officer will be based on four performance criteria, with 25% of the total potential cash bonus award based on the volume of gasoline gallon equivalents of natural gas delivered by us, 25% of the total potential cash bonus award based on the target Adjusted EBITDA, as defined below, of our Company, 25% of the total potential cash bonus award based on the Company's gross profit margin, and 25% of the total potential cash bonus award based on the achievement of the Company's strategic initiatives. The financial performance criteria are prepared by our Chief Financial Officer based on our annual budget and presented to our compensation committee for approval and to the Board for their consideration.

        The specific performance criteria approved by our compensation committee and Board for 2010 are set forth in the table below:

Performance Criteria	Weighting	Base Target	Middle Target	Maximum Target
		(thousands)	(thousands)	(thousands)
Adjusted EBITDA	65%	$18,000	$25,275	$32,000
Volume (in gasoline gallon equivalents)	35%	130,000	138,009	146,000

        Adjusted EBITDA is calculated by adding back non-cash stock based compensation expense, losses or gains associated with marking to market our outstanding Series I warrants for our common stock, foreign currency charges or gains on the notes we issued to purchase IMW or other significant unanticipated non-cash charges to the Company's EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization).

        Under our annual cash bonus performance plan, if the Company exceeds a performance target, the executive officers receive a pro-rata portion of the incremental annual cash bonus amount, up to the next target limit. In 2010, the Company achieved $18.0 million in Adjusted EBITDA, thereby meeting the Company's base Adjusted EBITDA target, and sold 122.7 million gasoline gallon equivalents, which did not reach the base volume target for the year. Consequently, the bonuses payable in 2010 were based solely on the performance criteria with respect to Adjusted EBITDA, amounting to 65% of the base target bonus amount for this objective.

        Under our performance based annual cash bonus plan, Mr. Littlefair receives 70%, 100% or 150% of his base salary for achievement of the base, middle and maximum performance targets, respectively, by our Company. For each of Messrs. Wheeler, Pratt, Corbus and Harger, achievement of the base, middle and maximum performance targets by our Company result in a bonus equivalent to 50%, 70% or 100%, respectively, of his respective base salary. These performance percentages are as specified in the respective executive officers' employment agreements with the Company. Our compensation committee believes it is appropriate to reward our Chief Executive Officer with a higher percentage of his base salary for achievement of the performance targets due to the fact that the position of Chief Executive Officer is deemed by our compensation committee to be the most important and demanding position with the Company.

  Special Cash Bonuses

        Our compensation committee may, in its discretion, award additional special cash bonuses to reward extraordinary efforts by our named executive officers coupled with successful results for our Company. During 2010, our compensation committee awarded the following special cash bonuses to our executive officers for their efforts in the Company's sale of 3,450,000 shares of its Common Stock that closed in November 2010 and their efforts in successfully acquiring IMW and Northstar:

Named Executive Officer	Bonus($)
Andrew J. Littlefair	200,000
Richard R. Wheeler	100,000
James N. Harger	100,000
Mitchell W. Pratt	100,000
Barclay F. Corbus	150,000

  Equity Compensation

        We believe that long-term performance is achieved through an ownership culture that encourages performance by our named executive officers through the use of stock and stock based awards. Our stock compensation plans have been established to provide certain of our employees, including our named executive officers, with incentives to align those employees' interests with the interests of our stockholders. Our compensation committee believes the use of stock and stock based awards offers the best approach to achieving this goal. Our stock compensation plans have provided the principal method for our named executive officers to acquire equity or equity linked interests in our Company. The compensation committee develops its equity award determinations based on its judgments as to whether the equity awards provided to our named executive officers are sufficient to further our ownership culture and retain, motivate and adequately reward the executives.

        We sponsor a 2002 Stock Option Plan ("2002 Plan") and the 2006 Plan. Upon the closing of our initial public offering, the 2006 Plan became effective and the 2002 Plan became unavailable for new awards. For more information about the 2002 Plan and the 2006 Plan, please read "Compensation of Directors and Executive Officers—Stock Incentive Plans" below. The 2002 Plan and the 2006 Plan are administered by our Board or our compensation committee. In the case of awards intended to qualify as "performance based compensation" excludable from the deduction limitation under Section 162(m) of the Internal Revenue Code, the administrator of the 2006 Plan will consist of two or more "outside directors" within the meaning of Section 162(m).

        In order to meet the objectives of our compensation program, we have historically awarded stock options to our named executive officers on an annual basis. Our compensation committee does not maintain any formal policies with respect to the timing of option grants. However, with respect to the timing of option grants to our named executive officers, such grants generally occur annually or at regularly scheduled meetings of our Board or our compensation committee (the administrators of our 2002 Plan and 2006 Plan), and are priced based on the closing price of our common stock on that date. For new hires, options are generally priced at the later to occur of the date of the meeting at which the Board or compensation committee approves the grant or the first date of employment.

        In 2010, the compensation committee awarded stock options to our named executive officers to reward them for our performance and their individual performance in 2010. The compensation committee further determined that the 2010 equity awards were important to incentivize our named executive officers to continue with our Company for longer periods of time. The options awarded in 2010 vest at a rate of one third of the shares originally subject to the options on each anniversary of the grant date, subject to the executive's continued service to our Company.

  Change in Control and Severance Payments

        The employment agreements of our named executive officers provide them benefits if their employment is terminated (other than for misconduct or voluntary termination that does not follow a change in control), including termination following a change in control. The compensation committee believes that our named executive officers' interests are best aligned with the interests of our stockholders, and we will be better able to retain their services, if they are entitled to these benefits. The details and amounts of such benefits are set forth below in the section entitled "Potential Payments Upon Termination or Change in Control."

        Stock options awarded under the 2006 Plan that are held by our named executive officers vest in full upon a change in control ("single trigger"). We believe single trigger treatment for stock options is appropriate because: (i) it helps retain key employees during change in control discussions, especially more senior executive officers where equity represents a significant portion of their total pay package; and (ii) the Company that made the original equity grant may no longer exist after a change in control and employees should not be required to have the fate of their outstanding equity tied to the new company's future success.

Deductibility of Executive Compensation

        Our compensation committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct certain compensation of more than $1,000,000 that is paid to certain individuals. Our compensation committee believes that compensation paid to our named executive officers should generally be fully deductible for federal income tax purposes. However, in certain situations, our compensation committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for our named executive officers. All of the compensation paid to our named executive officers was fully deductible in fiscal 2010. With respect to compensation awarded (or to be awarded) under the 2006 Plan, in the past, we relied on transitional relief under Section 162(m) to exclude such compensation from the $1,000,000 limit on deductibility. At our 2009 annual meeting of stockholders, the stockholders approved our 2006 Plan, and, as a result, the awards under the 2006 Plan continue to qualify as "performance based" compensation under Section 162(m) and therefore are fully deductible without reliance on the transitional rules.

Compensation Committee Report

        We, the compensation committee of the Board of Clean Energy Fuels Corp., have reviewed and discussed the Compensation Discussion and Analysis (set forth above) with the management of the Company, and, based on such review and discussion, have recommended to the Board inclusion of the Compensation Discussion and Analysis in this Proxy Statement.

Compensation Committee:
Warren I. Mitchell, Chairman John S. Herrington Kenneth M. Socha

Risks Related to Compensation Policies and Practices

        The Compensation Committee has considered whether our overall compensation program for employees creates incentives for employees to take excessive or unreasonable risks that could materially harm our Company. We believe our approach to goal setting, payouts at multiple levels of performance and evaluation of performance results assist in mitigating such risks. Although a portion of our executive compensation plan is performance based, we do not believe that our compensation structure encourages excessive or unnecessary risk taking. Although risk taking is a necessary part of building a business, the compensation committee has focused on aligning the Company's compensation policies with the long term interests of the Company and avoiding short term rewards for management decisions that could pose long term risks to the Company, as follows:

  •
  Our compensation structure includes a combination of a competitive base salary, equity grants to align the interests of our employees and named executive officers with those of our stockholders, and annual cash bonuses to encourage retention and reward individual responsibility and productivity.

  •
  In fiscal year 2010, the cash payment awards for each named executive officer were bifurcated, with 35% of the total potential cash bonus award based on the volume of gasoline gallon equivalents of natural gas sold by us, and 65% of the total potential cash bonus award based on the target Adjusted EBITDA of our Company. In an effort to further mitigate the risk of executives approving high volume deals with low profit margins, for fiscal year 2011, the cash payment awards for each named executive officer will be based on four performance criteria, with 25% of the total potential cash bonus award based on the volume of gasoline gallon equivalents of natural gas sold by us, 25% of the total potential cash bonus award based on the target Adjusted EBITDA of our Company, 25% of the total potential cash bonus award based on the achievement of the Company's strategic goals and 25% of the total potential cash bonus award based on the Company's gross profit margin.

  •
  Our stock option grants have been established to provide certain of our employees, including our named executive officers, with incentives to help align those employees' interests with the interests of our stockholders.

        We further believe that our internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing our Company to a harmful long term business transaction in exchange for short term compensation benefit.

 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

        The table below summarizes the total compensation earned by each of the named executive officers for the fiscal years ended December 31, 2008, 2009 and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Option Awards($)(1)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)(3)	Total ($)
Andrew J. Littlefair	2010	520,000	200,000	963,000	236,600	12,888	1,932,488
President & Chief Executive	2009	475,200	200,000	939,455	405,733	26,885	2,047,273
Officer	2008	475,200	—	492,616	—	8,545	976,361
Richard R. Wheeler	2010	345,000	100,000	481,500	112,125	11,519	1,050,144
Chief Financial Officer	2009	313,250	125,000	649,957	188,018	20,087	1,296,312
	2008	313,250	—	287,361	—	9,124	609,735
James N. Harger	2010	335,000	100,000	481,500	108,875	14,186	1,230,130
Chief Marketing Officer	2009	306,250	—	649,957	190,569	28,267	1,175,043
	2008	287,500	—	287,361	—	11,490	586,351
Mitchell W. Pratt	2010	310,000	100,000	481,500	100,750	13,320	1,173,631
Chief Operating Officer and	2009	280,000	—	649,957	168,061	34,355	1,132,373
Corporate Secretary	2008	280,000	—	287,361	—	8,427	575,788
Barclay F. Corbus	2010	286,000	150,000	481,500	92,950	10,056	1,176,563
Senior Vice President,	2009	260,000	75,000	649,957	156,057	30,411	1,171,425
Strategic Development	2008	260,000	—	287,361	—	3,875	551,236

(1)
The amounts listed in this column reflect the grant date fair values calculated in accordance with Financial Accounting Standards Board's Accounting Standards Codification Topic 718, "Share Based Payment," or FASB ASC 718. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of these awards, see note 9 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2010.

(2)
The amounts listed in this column represent "Special Bonuses" awarded for successful capital raises and acquisitions.

(3)
The compensation represented by the amounts for 2010 in this column are detailed in the following table.

Name	Qualified Retirement Plan Employer Match ($)	Payment of Health and Welfare Insurance Premiums ($)(i)	CNG Fuel ($)(ii)	Tax Gross- Ups ($)(iii)	Total ($)
2010
Andrew J. Littlefair	11,000	1,448	242	198	12,888
Richard R. Wheeler	8,250	1,396	1,122	751	11,519
James N. Harger	11,000	1,448	956	782	14,186
Mitchell W. Pratt	11,000	1,448	480	392	13,320
Barclay F. Corbus	8,250	966	462	378	10,056

(i)
We pay 80% of our employees' insurance premiums associated with the health and welfare programs we sponsor. We pay 100% of such premiums for our named executive officers. The amounts in this column are intended to quantify the extra benefit we provide only to our named executive officers.

(ii)
The amounts in this column are attributable to the cost of Company provided natural gas fuel for the compressed natural gas vehicles of our named executive officers (as calculated in accordance with Internal Revenue Service guidelines), the value of which is included as compensation on the W-2 of our named executive officers who receive such benefit. Each of these named executive officers is responsible for paying income tax on such amount.

(iii)
The amounts in this column are attributable to the amount we provide to our named executive officers (a "gross-up" payment) in respect of taxes that are imposed due to their receipt of free natural gas vehicle fuel. The gross-up payment is intended to make our named executive officers whole for the taxes they must pay due to their receipt of the Company provided natural gas vehicle fuel.

Grants of Plan-Based Awards in Fiscal Year 2010

        The following table provides information regarding the amount of plan-based awards granted in 2010 for each of the named executive officers.

			Estimated Future Payouts Under Non-Equity Incentive Based Plans(2)			All Other Option Awards: Number of Securities Underlying Options(3)(#)	Exercise or Base Price of Option Awards ($/Sh)
								Grant Date Fair Value of Stock and Option Awards(4)($)
Name	Grant Date(1)	Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)
Andrew J. Littlefair	—		236,600	338,000	507,000	—	—	—
	—		127,400	182,000	273,000	—	—	—
	12/1/2010	12/1/2010				100,000	13.49	963,000
Richard R. Wheeler	—		112,125	156,975	224,250	—	—	—
	—		60,375	84,525	120,750	—	—	—
	12/1/2010	12/1/2010				50,000	13.49	481,500
James N. Harger	—		108,875	152,425	217,750	—	—	—
	—		58,625	82,075	117,250	—	—	—
	12/1/2010	12/1/2010				50,000	13.49	481,500
Mitchell W. Pratt	—		100,750	141,050	201,500	—	—	—
	—		54,250	75,950	108,500	—	—	—
	12/1/2010	12/1/2010				50,000	13.49	481,500
Barclay F. Corbus	—		92,950	130,130	185,900	—	—	—
	—		50,050	70,070	100,100	—	—	—
	12/1/2010	12/1/2010	—	—	—	50,000	13.49	481,500

(1)
On December 1, 2010, our compensation committee approved and granted options to purchase an aggregate of 300,000 shares of our common stock to certain of our named executive officers as reflected on the table above.

(2)
The threshold, target and maximum amounts shown in the table correspond to the original base, middle and maximum target amounts our compensation committee determined to pay to our named executive officers upon the achievement of pre-established 2010 performance targets relating to Adjusted EBITDA and the volume of gasoline gallon equivalents of natural gas sold. The threshold, target and maximum amounts for achievement of the Adjusted EBITDA and volume targets are shown on separate lines in the table, with the Adjusted EBITDA targets on the upper line. For a more detailed discussion of the 2010 performance targets, see "Annual Cash Bonus" under Compensation Discussion and Analysis.

(3)
All options shown in this column were awarded under our 2006 Plan. The options granted on December 1, 2010 vest 34% on the first anniversary of the date of grant and 33% on each subsequent anniversary until fully vested, in each case subject to continuing service by the named executive officer.

(4)
Option awards are shown at their grant date fair value under FASB ASC 718, "Share Based Payment." The fair value of the options granted on December 1, 2010 was $9.63 per share. For discussion regarding the valuation model and assumptions used to calculate the fair value of these option awards, see note 9 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2010.

Outstanding Equity Awards at 2010 Fiscal Year End

        The table below summarizes outstanding equity awards held by our named executive officers at December 31, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)		Number of Securities Underlying Options— Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Andrew J. Littlefair	400,000	(1)	—		2.96	12/12/2012
	60,000	(2)	—		2.96	6/11/2013
	115,000	(3)	—		2.96	5/6/2015
	100,000	(4)	—		2.96	5/05/2015
	60,000	(4)	—		2.96	5/05/2015
	525,000	(5)	—		12.00	5/23/2017
	100,000	(6)	—		15.27	12/12/2017
	104,428	(7)	51,434	(7)	5.09	12/9/2018
	40,062	(8)	77,776	(8)	6.33	1/1/2019
	17,000	(9)	33,000	(9)	14.06	10/8/2019
	—		100,000	(14)	13.49	12/01/2020
Richard R. Wheeler	105,000	(10)	—		2.96	6/11/2013
	125,000	(11)	—		2.96	2/01/2014
	70,000	(3)	—		2.96	2/04/2015
	55,000	(4)	—		2.96	5/05/2015
	45,000	(4)	—		2.96	5/05/2015
	100,000	(6)	—		15.27	12/12/2017
	60,916	(7)	30,004	(7)	5.09	12/9/2018
	23,369	(8)	45,364	(8)	6.33	1/1/2019
	13,600	(9)	26,400	(9)	14.06	10/8/2019
	—		50,000	(14)	13.49	12/01/2020
James N. Harger	50,000	(2)	—		2.96	6/11/2013
	80,000	(3)	—		2.96	2/4/2015
	65,000	(4)	—		2.96	5/05/2015
	55,000	(4)	—		2.96	5/05/2015
	400,000	(5)	—		12.00	5/23/2017
	100,000	(6)	—		15.27	12/12/2017
	60,916	(7)	30,004	(7)	5.09	12/9/2018
	23,369	(8)	45,364	(8)	6.33	1/1/2019
	13,600	(9)	26,400	(9)	14.06	10/8/2019
	—		50,000	(14)	13.49	12/01/2020

	Option Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)		Number of Securities Underlying Options— Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Mitchell W. Pratt	75,000	(12)	—		2.96	12/12/2012
	30,000	(2)	—		2.96	6/11/2013
	85,000	(3)	—		2.96	2/04/2015
	70,000	(4)	—		2.96	5/05/2015
	25,000	(4)	—		2.96	5/05/2015
	300,000	(5)	—		12.00	5/23/2017
	100,000	(6)	—		15.27	12/12/2017
	60,916	(7)	30,004	(7)	5.09	12/9/2018
	23,369	(8)	45,364	(8)	6.33	1/1/2019
	13,600	(9)	26,400	(9)	14.06	10/8/2019
	—		50,000	(14)	13.49	12/01/2020
Barclay F. Corbus	350,00	(13)	—		13.25	9/10/2017
	30,004	(7)	30,004	(7)	5.09	12/9/2018
	9,281	(8)	45,364	(8)	6.33	1/1/2019
	13,600		26,400	(9)	14.06	10/8/2019
	—		50,000	(14)	13.49	12/01/2020

(1)
This option, granted under our 2002 Plan on December 12, 2002, had the following initial vesting schedule: 20% of the shares were scheduled to vest on the completion of each 12 month period following June 13, 2001, subject to continuing service by the named executive officer; provided that the option may be subject to earlier vesting upon a "change in control" as described in the plan.

(2)
This option, granted under our 2002 Plan on June 11, 2003, had the following initial vesting schedule: 34% of the shares were scheduled to vest on June 11, 2004, and 33% of the shares were scheduled to vest for each 12 month period completed thereafter, subject to continuing service by the named executive officer; provided that the option may be subject to earlier vesting upon a "change in control" as described in the plan.

(3)
This option, granted under our 2002 Plan on February 4, 2005, had the following initial vesting schedule: 34% of the shares were scheduled to vest on the date of grant, 33% were scheduled to vest when the fair market value of our common stock met or exceeded $5.00 per share, and 33% of the shares were scheduled to vest when the fair market value of our common stock met or exceeded $7.00, subject to continuing service by the named executive officer; provided that the option may be subject to earlier vesting upon a "change in control" as described in the plan.

(4)
This option, granted under our 2002 Plan on May 6, 2005, had the following initial vesting schedule: 34% of the shares were scheduled to vest on December 31, 2005, and 33% of the shares were scheduled to vest for each 12 month period completed thereafter, subject to continuing service by the named executive officer; provided that the option may be subject to earlier vesting upon a "change in control" as described in the plan.

(5)
This option, granted under our 2006 Plan on May 24, 2007, vested 1/6 on May 24, 2007 and 1/6 on November 24, 2007, and an additional 1/3 on each of November 24, 2008 and November 24, 2009, subject to continuing service by the named executive officer. The 2006 Plan provides that, in the event of a "change in control" as described in the plan, this option, if then outstanding, would vest in full on the date that immediately precedes the change in control.

(6)
This option, granted under our 2006 Plan, vested 34% on the first anniversary of December 12, 2007, the date of grant, and vests 33% on each subsequent anniversary, subject to continuing service by the named executive officer. The 2006 Plan provides that, in the event of a "change in control" as described in the plan, this option, if then outstanding, would vest in full on the date that immediately precedes the change in control.

(7)
This option, granted under our 2006 Plan, vested 34% on the first anniversary of December 10, 2008, the date of grant, and vests 33% on each subsequent anniversary until fully vested, subject to continuing service by the named executive officer. The 2006 Plan provides that, in the event of a "change in control" as described in the plan, this option, if then outstanding, will vest in full on the date that immediately precedes the change in control.

(8)
This option, granted under our 2006 Plan, vested 34% on the first anniversary of January 2, 2009, the date of grant, and vests 33% on each subsequent anniversary until fully vested, subject to continuing service by the named executive officer. The 2006 Plan provides that, in the event of a "change in control" as described in the plan, this option, if then outstanding, will vest in full on the date that immediately precedes the change in control.

(9)
This option, granted under our 2006 Plan, vested 34% on the first anniversary of October 9, 2009, the date of grant, and vests 33% on each subsequent anniversary until fully vested, subject to continuing service by the named executive officer. The 2006 Plan provides that, in the event of a "change in control" as described in the plan, this option, if then outstanding, will vest in full on the date that immediately precedes the change in control.

(10)
This option, granted under our 2002 Plan on June 11, 2003, had the following initial vesting schedule: 12% of the shares were scheduled to vest on the completion of the first month of service after February 1, 2003, and 4% of the shares were scheduled to vest for each month completed thereafter, subject to continuing service by the named executive officer; provided that the option may be subject to earlier vesting upon a "change in control" as described in the plan.

(11)
This option, granted under our 2002 Plan on February 1, 2004, had the following initial vesting schedule: 8% of the shares were scheduled to vest on the completion of the first month of service after February 1, 2004, and 4% of the shares were scheduled to vest for each month completed thereafter, subject to continuing service by the named executive officer; provided that the option may be subject to earlier vesting upon a "change in control" as described in the plan.

(12)
This option, granted under our 2002 Plan on December 12, 2002, had the following initial vesting schedule: 25% of the shares were scheduled to vest on the completion of each 12 month period following August 20, 2001, subject to continuing service by the named executive officer; provided that the option may be subject to earlier vesting upon a "change in control" as described in the plan.

(13)
This option, granted under our 2006 Plan, vested 34% on the first anniversary of September 10, 2007, the date of grant, and vests 33% on each subsequent anniversary until fully vested, subject to continuing service by the named executive officer. The 2006 Plan provides that, in the event of a "change in control" as described in the plan, this option, if then outstanding, will vest in full on the date that immediately precedes the change in control.

(14)
This option, granted under our 2006 Plan, will vest as to 34% on the first anniversary of December 1, 2010, the date of grant, and vests 33% on each subsequent anniversary until fully vested, subject to continuing service by the named executive officer. The 2006 Plan provides that, in the event of a "change in control" as described in the plan, this option, if then outstanding, will vest in full on the date that immediately precedes the change in control.

Option Exercises and Stock Vested

        The table below summarizes options exercised by our named executive officers during the fiscal year ended December 31, 2010. None of our executive officers had any restricted stock that vested during the fiscal year ended December 31, 2010.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)
Richard R. Wheeler	350,000	2,800,000
James N. Harger	75,000	1,173,513
Barclay F. Corbus	45,000	657,371

Employment Agreements

  Employment Agreement with Andrew J. Littlefair

        We entered into an amended and restated employment agreement with Andrew J. Littlefair, our President and Chief Executive Officer, on December 31, 2008. The employment agreement has a term ending on December 31, 2013, and thereafter renews for consecutive one (1) year periods unless either party gives written notice of its intent not to renew within sixty (60) days of the expiration of the initial term or any renewal term. Mr. Littlefair is entitled to a base salary of no less than $475,200, and his current base salary is $600,000. Pursuant to the agreement, Mr. Littlefair is eligible for an annual performance bonus, as described above under "Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus." Mr. Littlefair is also eligible to participate in any and all plans providing general benefits to our management level employees. Upon termination of Mr. Littlefair's employment, he is entitled to the compensation and benefits described below under "Potential Payments Upon Termination or Change in Control."

  Employment Agreement with Richard R. Wheeler

        We entered into an amended and restated employment agreement with Richard R. Wheeler, our Chief Financial Officer, on December 31, 2008. The employment agreement has a term ending on December 31, 2013, and thereafter renews for consecutive one (1) year periods unless either party gives written notice of its intent not to renew within sixty (60) days of the expiration of the initial term or any renewal term. Mr. Wheeler is entitled to a base salary of no less than $313,250, and his current base salary is $365,000. Pursuant to the agreement, Mr. Wheeler is eligible for an annual performance bonus, as described above under "Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus." Mr. Wheeler is also eligible to participate in any and all plans providing general benefits to our management level employees. Upon termination of Mr. Wheeler's employment, he is entitled to the compensation and benefits described below under "Potential Payments Upon Termination or Change in Control."

  Employment Agreement with James N. Harger

        We entered into an amended and restated employment agreement with James N. Harger, our Chief Marketing Officer, on December 31, 2008. The employment agreement has a term ending on December 31, 2013, and thereafter renews for consecutive one (1) year periods unless either party gives written notice of its intent not to renew within sixty (60) days of the expiration of the initial term or any renewal term. Mr. Harger is entitled to a base salary of no less than $287,500, and his current base salary is $365,000. Pursuant to the agreement, Mr. Harger is eligible for an annual performance bonus, as described above under "Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus." Mr. Harger is also eligible to participate in any and all plans providing general benefits to our management level employees. Upon termination of Mr. Harger's employment, he is entitled to the compensation and benefits described below under "Potential Payments Upon Termination or Change in Control."

  Employment Agreement with Mitchell W. Pratt

        We entered into an amended and restated employment agreement with Mitchell W. Pratt, our Chief Operating Officer, on December 31, 2008. The employment agreement has a term ending on December 31, 2013, and thereafter renews for consecutive one (1) year periods unless either party gives written notice of its intent not to renew within sixty (60) days of the expiration of the initial term or any renewal term. Mr. Pratt is entitled to a base salary of no less than $280,000, and his current base salary is $365,000. Pursuant to the agreement, Mr. Pratt is eligible for an annual performance bonus, as described above under "Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus." Mr. Pratt is also eligible to participate in any and all plans providing general benefits to our management level employees. Upon termination of Mr. Pratt's employment, he is entitled to the compensation and benefits described below under "Potential Payments Upon Termination or Change in Control."

  Employment Agreement with Barclay F. Corbus

        We entered into an amended and restated employment agreement with Barclay F. Corbus, our Senior Vice President, Strategic Development, on February 17, 2010. The employment agreement has a term ending on December 31, 2013, and thereafter renews for consecutive one (1) year periods unless either party gives written notice of its intent not to renew within sixty (60) days of the expiration of the initial term or any renewal term. Mr. Corbus is entitled to a base salary of no less than $286,000, and his current base salary is $350,000. Pursuant to the agreement, Mr. Corbus is eligible for an annual performance bonus, as described above under "Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus." Mr. Corbus is also eligible to participate in any and all plans providing general benefits to our management level employees. Upon termination of Mr. Corbus's employment, he is entitled to the compensation and benefits described below under "Potential Payments Upon Termination or Change in Control."

Pension Benefits, Non-qualified Defined Contribution and Other Deferred Compensation Plans

        We do not have any tax-qualified defined benefit plans or supplemental executive retirement plans that provide for payments or other benefits to our named executive officers in connection with their retirement. We also do not have any non-qualified defined contribution plans or other deferred compensation plans that provide for payments or other benefits to our named executive officers.

Potential Payments Upon Termination or Change in Control

        The tables and narrative below describe the amount of compensation to be paid to our named executive officers in the event of a termination of employment or a change in control. The amount of compensation payable to each of our named executive officers upon voluntary termination, involuntary not-for-cause termination, for cause termination, termination following a change in control and in the event of disability or death of our named executive officers is shown in tabular format below. The amounts shown in the tables assume that such termination was effective as of December 31, 2010, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to our named executive officers upon their termination. On December 31, 2010, the closing price of our common stock was $13.84 per share. The actual amounts to be paid out can only be determined at the time of such named executive officer's separation with our Company.

        Regardless of the manner in which the employment of a named executive officer is terminated, he is entitled to receive amounts earned during his term of employment. Such amounts include:

  •
  non-equity incentive compensation earned, to the extent vested, based on the amount of time the executive was employed by the Company;

  •
  equity awarded pursuant to our 2002 Plan and 2006 Plan, to the extent vested;

  •
  amounts contributed and vested under our qualified retirement plan; and

  •
  unused vacation pay.

  Andrew J. Littlefair

        The following table shows the potential cash payments upon termination or a change in control of the Company for our President and Chief Executive Officer, Andrew J. Littlefair. If we terminate Mr. Littlefair's employment without cause, or if Mr. Littlefair terminates his employment within one year of a change in control, he is entitled to a payment of 150% of his base salary, 150% of his previous year's annual cash bonus and payment of medical and related benefits for one year. If we terminate his employment without cause within one year of an acquisition or similar change in control, he is entitled to a payment of 200% of his base salary, 200% of his previous year's annual cash bonus and medical and related benefits for one year. At December 31, 2010, Mr. Littlefair's annual base salary was $520,000 and his prior-year bonus was $405,733. If his employment is terminated for cause, we may repurchase all or a portion of our stock owned by him. If his employment is terminated because of death or disability, we must repurchase all of our stock owned by him.

Benefit and Payments Upon Separation	Voluntary Termination	Involuntary Not For Cause Termination	For Cause Termination	Voluntary Termination within One Year of a Change in Control	Termination Without Cause within One Year of Change in Control	Termination Due to Disability	Termination Due to Death
Cash Severance Payment:	$0	$1,388,600	$0	$1,388,600	$1,851,466	$0	$0
Continuation of Medical/Welfare Benefits (present value):	$0	$10,131	$0	$10,131	$10,131	$0	$0
Repurchase of Common Stock(1)	$0	—	$0	—	—	$7,562,854	$7,562,854

Total:	$0	$1,398,731	$0	$1,398,731	$1,861,597	$7,562,854	$7,562,854

(1)
Assumes a fair market value of $13.84 per share, the closing price of our common stock on December 31, 2010. Mr. Littlefair held 546,449 shares of common stock on December 31, 2010.

        For purposes of Mr. Littlefair's employment agreement, (i) "cause" means (1) Mr. Littlefair committing a material act of dishonesty against our Company, (2) Mr. Littlefair being convicted of a felony involving moral turpitude or (3) Mr. Littlefair committing a material breach of his confidentiality, trade secret, non solicitation or invention obligations under the employment agreement; and (ii) "change in control" means any "person" (as defined or referred to in Section 3(a)(9) and/or 13(d)(1), et seq. of the Securities Exchange Act of 1934, as amended, and the associated rules of the Securities and Exchange Commission promulgated thereunder), other than an existing shareholder of our Company as of January 1, 2006, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of our Company representing 50% plus one share, or more, of the combined voting power of our then outstanding securities.

        Additionally, the 2006 Plan provides that in the event of a change in control, all of Mr. Littlefair's options that are outstanding on the date that immediately precedes the change in control will become immediately exercisable on that date. If a change in control occurred on December 31, 2010, Mr. Littlefair would have received an additional $1,069,078, which amount represents the aggregate difference between the fair market value of our common stock at December 31, 2010, $13.84, and the aggregate exercise price of his unvested stock options on December 31, 2010. See "Outstanding Equity Awards at 2010 Fiscal Year End" for information about Mr. Littlefair's unvested options at December 31, 2010.

  Richard R. Wheeler

        The following table shows the potential cash payments upon termination or a change in control of the Company for our Chief Financial Officer, Richard R. Wheeler. If we terminate Mr. Wheeler's employment without cause, or if Mr. Wheeler terminates his employment within one year of a change in control, he is entitled to a payment of 150% of his base salary, 150% of his previous year's annual cash bonus and payment of medical and related benefits for one year. If we terminate his employment without cause within one year of an acquisition or similar change in control, he is entitled to a payment of 200% of his base salary, 200% of his previous year's annual cash bonus and medical and related benefits for one year. At December 31, 2010, Mr. Wheeler's annual base salary was $345,000 and his prior-year bonus was $188,018. If his employment is terminated for cause, we may repurchase all or a portion of our stock owned by him. If his employment is terminated because of death or disability, we must repurchase all of our stock owned by him.

Benefit and Payments Upon Separation	Voluntary Termination	Involuntary Not For Cause Termination	For Cause Termination	Voluntary Termination within One Year of a Change in Control	Termination Without Cause within One Year of Change in Control	Termination Due to Disability	Termination Due to Death
Cash Severance Payment:	$0	$799,527	$0	$799,527	$1,066,036	$0	$0
Continuation of Medical/Welfare Benefits (present value):	$0	$9,837	$0	$9,837	$9,837	$0	$0
Repurchase of Common Stock(1)	$0	—	$0	—	—	$0	$0

Total:	$0	$809,364	$0	$809,364	$1,075,873	$0	$0

(1)
Mr. Wheeler held no shares of common stock on December 31, 2010.

        For purposes of Mr. Wheeler's employment agreement, (i) "cause" means (1) Mr. Wheeler committing a material act of dishonesty against our Company, (2) Mr. Wheeler being convicted of a felony involving moral turpitude or (3) Mr. Wheeler committing a material breach of his confidentiality, trade secret, non solicitation or invention obligations under his employment agreement; and (ii) "change in control" means any "person" (as defined or referred to in Section 3(a)(9) and/or 13(d)(1), et seq. of the Securities Exchange Act of 1934, as amended, and the associated rules of the Securities and Exchange Commission promulgated thereunder), other than an existing shareholder of our Company as of January 1, 2006, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of our Company representing 50% plus one share, or more, of the combined voting power of our then outstanding securities.

        Additionally, the 2006 Plan provides that in the event of a change in control, all of Mr. Wheeler's options that are outstanding on the date that immediately precedes the change in control will become immediately exercisable on that date. If a change in control occurred on December 31, 2010,

Mr. Wheeler would have received an additional $620,714, which amount represents the aggregate difference between the fair market value of our common stock at December 31, 2010, $13.84, and the aggregate exercise price of his unvested stock options on December 31, 2010. See "Outstanding Equity Awards at 2010 Fiscal Year End" for information about Mr. Wheeler's unvested options at December 31, 2010.

  James N. Harger

        The following table shows the potential cash payments upon termination or a change in control of the Company for our Chief Marketing Officer, James N. Harger. If we terminate Mr. Harger's employment without cause, or if Mr. Harger terminates his employment within one year of a change in control, he is entitled to a payment of 150% of his base salary, 150% of his previous year's annual cash bonus and payment of medical and related benefits for one year. If we terminate his employment without cause within one year of an acquisition or similar change in control, he is entitled to a payment of 200% of his base salary, 200% of his previous year's annual cash bonus and medical and related benefits for one year. At December 31, 2010, Mr. Harger's annual base salary was $335,000 and his prior year bonus was $190,569. If his employment is terminated for cause, we may repurchase all or a portion of our stock owned by him. If his employment is terminated because of death or disability, we must repurchase all of our stock owned by him.

Benefit and Payments Upon Separation	Voluntary Termination	Involuntary Not For Cause Termination	For Cause Termination	Voluntary Termination within One Year of a Change in Control	Termination Without Cause within One Year of Change in Control	Termination Due to Disability	Termination Due to Death
Cash Severance Payment	$0	$788,354	$0	$788,354	$1,051,138	$0	$0
Continuation of Medical/Welfare Benefits (present value):	$0	$10,097	$0	$10,097	$10,097	$0	$0
Repurchase of Common Stock(1)	$0	—	$0	—	—	$4,726,139	$4,726,139

Total:	$0	$798,451	$0	$798,451	$1,061,235	$4,726,139	$4,726,139

(1)
Assumes a fair market value of $13.84 per share, the closing price of our common stock on December 31, 2010. Mr. Harger held 341,484 shares of common stock on December 31, 2010.

        For purposes of Mr. Harger's employment agreement, (i) "cause" means (1) Mr. Harger committing a material act of dishonesty against our Company, (2) Mr. Harger being convicted of a felony involving moral turpitude or (3) Mr. Harger committing a material breach of his confidentiality, trade secret, non solicitation or invention obligations under his employment agreement; and (ii) "change in control" means any "person" (as defined or referred to in Section 3(a)(9) and/or 13(d)(1), et seq. of the Securities Exchange Act of 1934, as amended, and the associated rules of the Securities and Exchange Commission promulgated thereunder), other than an existing shareholder of our Company as of January 1, 2006, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of our Company representing 50% plus one share, or more, of the combined voting power of our then outstanding securities.

        Additionally, the 2006 Plan provides that in the event of a change in control, all of Mr. Harger's options that are outstanding on the date that immediately precedes the change in control will become immediately exercisable on that date. If a change in control occurred on December 31, 2010, Mr. Harger would have received an additional $620,714, which amount represents the aggregate difference between the fair market value of our common stock at December 31, 2010, $13.84, and the aggregate exercise price of his unvested stock options on December 31, 2010. See "Outstanding Equity Awards at 2010 Fiscal Year End" for information about Mr. Harger's unvested options at December 31, 2010.

  Mitchell W. Pratt

        The following table shows the potential cash payments upon termination or a change in control of the Company for our Chief Operating Officer and Corporate Secretary, Mitchell W. Pratt. If we terminate Mr. Pratt's employment without cause, or if Mr. Pratt terminates his employment within one year of a change in control, he is entitled to a payment of 150% of his base salary, 150% of his previous year's annual cash bonus and payment of medical and related benefits for one year. If we terminate his employment without cause within one year of an acquisition or similar change in control, he is entitled to a payment of 200% of his base salary, 200% of his previous year's annual cash bonus and medical and related benefits for one year. At December 31, 2010, Mr. Pratt's annual base salary was $310,000 and his prior year bonus was $168,061. If his employment is terminated for cause, we may repurchase all or a portion of our stock owned by him. If his employment is terminated because of death or disability, we must repurchase all of our stock owned by him

Benefit and Payments Upon Separation	Voluntary Termination	Involuntary Not For Cause Termination	For Cause Termination	Voluntary Termination within One Year of a Change in Control	Termination Without Cause within One Year of Change in Control	Termination Due to Disability	Termination Due to Death
Cash Severance Payment:	$0	$717,092	$0	$717,092	$956,122	$0	$0
Continuation of Medical/Welfare Benefits (present value):	$0	$10,078	$0	$10,078	$10,078	$0	$0
Repurchase of Common Stock(1)	$0	—	$0	—	—	$324,590	$324,590

Total:	$0	$727,170	$0	$727,170	$966,200	$324,590	$324,590

(1)
Assumes a fair market value of $13.84 per share, the closing price of our common stock on December 31, 2010. Mr. Pratt held 23,453 shares of common stock on December 31, 2010.

        For purposes of Mr. Pratt's employment agreement, (i) "cause" means (1) Mr. Pratt committing a material act of dishonesty against our Company, (2) Mr. Pratt being convicted of a felony involving moral turpitude or (3) Mr. Pratt committing a material breach of his confidentiality, trade secret, non solicitation or invention obligations under his employment agreement; and (ii) "change in control" means any "person" (as defined or referred to in Section 3(a)(9) and/or 13(d)(1), et seq. of the Securities Exchange Act of 1934, as amended, and the associated rules of the Securities and Exchange Commission promulgated thereunder), other than an existing shareholder of our Company as of January 1, 2006, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of our Company representing 50% plus one share, or more, of the combined voting power of our then outstanding securities.

        Additionally, the 2006 Plan provides that in the event of a change in control, all of Mr. Pratt's options that are outstanding on the date that immediately precedes the change in control will become immediately exercisable on that date. If a change in control occurred on December 31, 2010, Mr. Pratt would have received an additional $620,714, which amount represents the aggregate difference between the fair market value of our common stock at December 31, 2010, $13.84, and the aggregate exercise price of his unvested stock options on December 31, 2010. See "Outstanding Equity Awards at 2010 Fiscal Year End" for information about Mr. Pratt's unvested options at December 31, 2010.

  Barclay F. Corbus

        The following table shows the potential cash payments upon termination or a change in control of the Company for our Senior Vice President of Strategic Development, Barclay F. Corbus. If we terminate Mr. Corbus's employment without cause, or if Mr. Corbus terminates his employment within one year of a change in control, he is entitled to a payment of 150% of his base salary, 150% of his previous year's annual cash bonus and payment of medical and related benefits for one year. If we terminate his employment without cause within one year of an acquisition or similar change in control, he is entitled to a payment of 200% of his base salary, 200% of his previous year's annual cash bonus and medical and related benefits for one year. At December 31, 2010, Mr. Corbus's annual base salary was $286,000 and his prior year bonus was $156,057.

Benefit and Payments Upon Separation	Voluntary Termination	Involuntary Not For Cause Termination	For Cause Termination	Voluntary Termination within One Year of a Change in Control	Termination Without Cause within One Year of Change in Control	Termination Due to Disability	Termination Due to Death
Cash Severance Payment:	$0	$663,086	$0	$663,086	$884,114	$0	$0
Continuation of Medical/Welfare Benefits (present value):	$0	$7,582	$0	$7,582	$7,582	$0	$0

Total:	$0	$670,668	$0	$670,668	$891,696	$0	$0

        For purposes of Mr. Corbus's employment agreement, (i) "cause" means (1) Mr. Corbus committing a material act of dishonesty against our Company, (2) Mr. Corbus being convicted of a felony involving moral turpitude or (3) Mr. Corbus committing a material breach of his confidentiality, trade secret, non solicitation or invention obligations under his employment agreement; and (ii) "change in control" means any "person" (as defined or referred to in Section 3(a)(9) and/or 13(d)(1), et seq. of the Securities Exchange Act of 1934, as amended, and the associated rules of the Securities and Exchange Commission promulgated thereunder), other than an existing shareholder of our Company as of January 1, 2006, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of our Company representing 50% plus one share, or more, of the combined voting power of our then outstanding securities.

        Additionally, the 2006 Plan provides that in the event of a change in control, all of Mr. Corbus's options that are outstanding on the date that immediately precedes the change in control will become immediately exercisable on that date. If a change in control occurred on December 31, 2010, Mr. Corbus would have received an additional $620,714, which amount represents the aggregate difference between the fair market value of our common stock at December 31, 2010, $13.84, and the aggregate exercise price of his unvested stock options on December 31, 2010. See "Outstanding Equity Awards at 2010 Fiscal Year End" for information about Mr. Corbus's unvested options at December 31, 2010.

Overview of Director Compensation

        We use cash and stock based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties to our Company as well as the skill level required by our members of the Board. We also awarded compensation to individual directors in recognition of outstanding service or efforts on the Company's behalf.

  Cash Compensation Paid to Board Members

        For the year ended December 31, 2010, members of our Board (other than the Chairman of the Board) who were not employees of the Company were entitled to receive an attendance fee for Board meetings of $10,000 for each in person meeting and an additional $500 per meeting for Board or Board committee meetings conducted telephonically. Our chair of the audit committee received an additional $2,500 for each regularly scheduled quarterly meeting at which the audit committee reviews the Company's quarterly financial statements. For 2011, Board members will continue to receive $10,000 per Board meeting and an additional $500 per meeting for Board or Board committee meetings conducted telephonically. Our audit committee chair will continue to receive $2,500 for each quarterly meeting of the audit committee at which the audit committee reviews the Company's financial statements. From January to November 2010, the Chairman of the Board received $7,500 per month in cash, and, beginning in December 2010 and continuing throughout 2011, he will receive $10,000 per month in cash. These amounts are intended to include his attendance fees. Directors who are our employees receive no additional compensation for their services as directors.

  Stock Based Incentive Compensation

        From time to time, we award stock options to directors. The determination as to which directors receive awards and the amount of these awards is discretionary. See footnote (2) to the Director Compensation table below for information about the options held by our directors at December 31, 2010.

2010 Director Compensation

        The table below summarizes the compensation we paid to directors who are not employees of our Company for the fiscal year ended December 31, 2010.

Name(1)	Fees Earned or Paid in Cash ($)		Option Awards ($)(2)(3)	Total ($)
Warren I. Mitchell, Chairman	92,500	(4)	192,600	285,100
John S. Herrington	46,000		192,600	238,600
James C. Miller, III	53,000		192,600	245,600
Boone Pickens	40,500		192,600	233,100
Kenneth M. Socha	43,000		192,600	235,600
Vincent C. Taormina	43,500		192,600	236,100

(1)
Andrew J. Littlefair, our President and Chief Executive Officer, is not included in this table because he is an employee of the Company and, thus, receives no additional compensation for his services as a director. The compensation received by Mr. Littlefair as an employee of the Company is shown in the Summary Compensation Table above.

(2)
On December 1, 2010, Messrs. Mitchell, Herrington, Miller, Pickens, Socha and Taormina were each granted 20,000 stock options with a fair value of $192,600 per grant calculated under FASB ASC 718. As of December 31, 2010, Messrs. Mitchell, Herrington, Miller, Pickens, Socha and Taormina had the following options fully vested and outstanding: (i) Mr. Mitchell held options to purchase 102,000 shares at an exercise price of $2.96, an option to purchase 80,000 shares at an exercise price of $12.00, an option to purchase 25,000 shares at an exercise price of $15.27, an option to purchase 17,405 shares at an exercise price of $5.09, an option to purchase 6,677 shares at an exercise price of $6.33 and an option to purchase 6,800 shares at an exercise price of $14.06; (ii) Mr. Herrington held options to purchase 20,000 shares at an exercise price of $2.96, options to purchase 80,000 shares at an exercise price of $12.00, an option to purchase 25,000 shares at an exercise price of $15.27, an option to purchase 17,405 shares at an exercise price of $5.09, an option to purchase 6,677 shares at an exercise price of $6.33 and an option to purchase 6,800 shares at an exercise price of $14.06; (iii) Mr. Miller held an option to purchase 8,250 shares at an exercise price of $15.27, and an option to purchase 8,572 shares at an exercise price of $5.09; (iv) Mr. Pickens held an option to purchase 76,311 shares at an exercise price of $5.09, an option to purchase 29,275 shares at an exercise price of $6.33, and an option to purchase 136,000 shares at an exercise price of $14.06; (v) Mr. Socha held an option to purchase 8,605 shares at an exercise price of $5.09, an option to purchase 6,677 shares at an exercise price of $6.33, and an option to purchase 6,800 shares at an exercise price of $14.06; and (vi) Mr. Taormina held an option to purchase 16,750 shares at an exercise price of $14.43, an option to purchase 17,405 shares at an exercise price of $5.09, an option to purchase 6,677 shares at an exercise price of $6.33, and an option to purchase 6,800 shares at an exercise price of $14.06. In addition, as of December 31, 2010, Messrs. Mitchell, Herrington, Miller, Pickens, Socha and Taormina had the following unvested options outstanding: (i) Mr. Mitchell holds 8,572 unvested options at an exercise price of $5.09, 12,961 unvested options at an exercise price of $6.33, 13,200 unvested options at an exercise price of $14.06 and 20,000 unvested options at an exercise price of $13.49; (ii) Mr. Herrington holds 8,572 unvested options at an exercise price of $5.09, 12,961 unvested options at an exercise price of $6.33, 13,200 unvested options at an exercise price of $14.06 and 20,000 unvested options at an exercise price of $13.49; (iii) Mr. Miller holds 8,572 unvested options at an exercise price of $5.09, 12,961 unvested options at an exercise price of $6.33, 13,200 unvested options at an exercise price of $14.06 and 20,000 unvested options at an exercise price of $13.49; (iv) Mr. Pickens holds 37,586 unvested options at an exercise price of $5.09, 56,828 unvested option at an exercise price of $6.33, 264,000 unvested options at an exercise price of $14.06 and 20,000 unvested options at an exercise price of $13.49; (v) Mr. Socha holds 8,572 unvested options at an exercise price of $5.09, 12,961 unvested options at an exercise price of $6.33, 13,200 unvested options at an exercise price of $14.06 and 20,000 unvested options at an exercise price of $13.49; and (vi) Mr. Taormina holds 8,250 unvested options at an exercise price of $14.43, 8,572 unvested options at an exercise price of $5.09, 12,961 unvested options at an exercise price of $6.33, 13,200 unvested options at an exercise price of $14.06 and 20,000 unvested options at an exercise price of $13.49.

(3)
The amounts listed in this column reflect the grant date fair values calculated in accordance with FASB ASC 718. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of these awards, see note 9 to the consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2010.

(4)
As compensation for serving as Chairman of the Board, Mr. Mitchell received a flat rate of $7,500 per month from January to November 2010. In December 2010, this payment was increased to $10,000 per month.

Stock Incentive Plans

2002 Stock Option Plan

        Our Board adopted our 2002 Plan, in December 2002. Our stockholders approved the plan and all material amendments. Upon the closing of our initial public offering, the share reserve available for grant under the 2002 Plan was cancelled; and all new grants will be made under our 2006 Plan, described below. If any outstanding option under the 2002 Plan expires or is cancelled, the shares allocable to the unexercised portion of that option will be added to the share reserve under the 2006 Plan and will be available for grant under the 2006 Plan.

        Administration.    The 2002 Plan may be administered by the Board or a committee of the Board. In the case of options intended to qualify as "performance based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), the administrator of the plan will consist of two or more outside directors within the meaning of Section 162(m) of the Code. The administrator has the authority, in its sole discretion:

  •
  to determine the fair market value of the common stock,

  •
  to determine the terms and conditions of any options, including exercise price, the method of payment of the exercise price, term, vesting and whether the option is a non-statutory stock option or an incentive stock option,

  •
  to reduce the exercise price of any option to the then current fair market value if the fair market value of the optioned stock has declined since the date of grant of that option,

  •
  to delegate to others responsibilities to assist in administering the 2002 Plan, and

  •
  to construe and interpret the terms of the 2002 Plan and option agreements and other documentation related to the 2002 Plan.

        Eligibility.    Effective upon the closing of our initial public offering, we may no longer grant new options under the 2002 Plan.

        Options.    With respect to options intended to qualify as "performance based compensation" within the meaning of Section 162(m) of the Code, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant. The term of any stock option may not exceed ten years, except that with respect to any participant who owns 10% or more of the voting power of all classes of our outstanding capital stock, the term for incentive stock options must not exceed five years.

        Unless the administrator determines otherwise, unvested shares typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the participant's service with us for any reason, including death or disability.

        Adjustments upon change in control.    The 2002 Plan provides that in the event of a "change in control," our Company and the successor corporation, if any, may agree:

  •
  that all options outstanding on the date that immediately precedes the change in control will become immediately exercisable on that date, with the 2002 Plan terminating upon the date of the change in control (with 21 days prior written notice to the optionees),

  •
  to terminate the 2002 Plan and cancel all outstanding options effective as of the date of the change in control, and either (1) provide 21 days prior written notice to optionees so that the optionees can exercise options that are otherwise exercisable at that time, (2) replace such options with comparable options in the successor corporation or parent thereof, or (3) deliver to each optionee the difference between the fair market value of a share on the date of the change in control and the exercise price of the optionee's option, multiplied by the number of shares underlying the option, or

  •
  that the successor corporation or its parent will assume the 2002 Plan and all outstanding options effective as of the date of the change in control.

        Amendment and termination.    The administrator has the authority to amend, suspend or discontinue the 2002 Plan, subject to the approval of the stockholders in the case of certain amendments. No amendment, suspension or discontinuation will impair the rights of any option, unless agreed to by the optionee.

Amended & Restated 2006 Equity Incentive Plan

        Our 2006 Plan was adopted by our Board and approved by our stockholders in May 2009. Under the 2006 Plan, 11,890,500 shares of common stock are authorized for issuance at December 31, 2010, and, by the terms of the 2006 Plan the number of shares authorized for issuance under the 2006 Plan increased by 1,000,000 on January 1, 2011. The number of shares reserved for issuance under the 2006 Plan, increases automatically, without the need for further Board or stockholder approval, on the first day of each of our fiscal years (up through January 1, 2016) by the lesser of (1) 15% of our outstanding common stock on the last day of the immediately preceding fiscal year, (2) 1,000,000 shares of common stock, or (3) such lesser number of shares as may be determined by the Board. Proposal No. 5 would increase the number of shares of common stock authorized for issuance under the 2006 Plan by 3,000,000 shares to 15,890,500.

        If any outstanding option under the 2002 Plan expires or is cancelled, the shares allocable to the unexercised portion of that option will be added to the share reserve under the 2006 Plan and will become available for grant under the 2006 Plan.

        Share limit.    No participant in the 2006 Plan can receive option grants, stock appreciation rights or stock awards for more than 2,000,000 shares total in any calendar year, or for more than 4,000,000 shares total in connection with the participant's initial service.

        Administration.    The 2006 Plan will be administered by our Board or the compensation committee of the Board. In the case of options intended to qualify as "performance based compensation" within the meaning of Section 162(m) of the Code, the administrator of the plan will consist of two or more outside directors within the meaning of Section 162(m) of the Code. The administrator has the authority, in its sole discretion:

  •
  to select the recipients to whom options, stock awards, stock appreciation rights and cash awards may, from time to time, be granted under the 2006 Plan,

  •
  to determine whether and to what extent options, stock awards, stock appreciation rights and cash awards are granted under the 2006 Plan,

  •
  to determine the number of shares that are covered by options, stock awards, and stock appreciation rights grants and the terms of such agreements,

  •
  to determine the terms and conditions of any options, stock awards and stock appreciation rights, including exercise price, the method of payment of the exercise price, term, vesting and whether the option is a non-statutory stock option or an incentive stock option, and

  •
  to construe and interpret the terms of the 2006 Plan and agreements and other documentation related to the 2006 Plan.

        Eligibility.    The 2006 Plan provides for the grant of options to purchase shares of common stock, stock awards, stock appreciation rights and cash awards. Incentive stock options may be granted only to employees. Nonstatutory stock options and other stock based awards may be granted to employees, non-employee directors, advisors and consultants.

        Vesting.    Although the 2006 Plan provides the administrator with the discretion to determine the vesting schedule, we expect that options (other than the initial option grants) granted to optionees will generally vest over three years, at a rate of 34%, 33%, and 33% per year, respectively, if the optionee is then in service to the Company.

        Adjustments upon change in control.    The 2006 Plan provides that in the event of a "change in control," all awards outstanding on the date that immediately precedes the change in control will become immediately exercisable on that date, unless otherwise expressly provided in the award document.

        Amendment and termination.    The plan terminates 10 years after its initial adoption, unless earlier terminated by the Board. The Board or the compensation committee may amend or terminate the plan at any time, subject to stockholder approval where required by applicable law. Any amendment or termination may not impair the rights of holders of outstanding awards without their consent.

Special Stock Option

        As of December 31, 2010, we also had 25,000 shares subject to a special stock option issued outside of the 2002 Plan and the 2006 Plan to a consultant at an exercise price of $3.86 per share. The option fully vested upon the closing of our initial public offering.

U.S. Tax Consequences

        The federal tax rules applicable to awards under the 2006 Plan under the tax code are summarized below. This summary omits the tax laws of any municipality, state, or foreign country in which a participant resides. Stock option grants under the 2006 Plan may be intended to qualify as incentive stock options under Section 422 of the tax code or may be non-qualified stock options governed by Section 83 of the tax code. Generally, no federal income tax is payable by a participant upon the grant of a stock option, and a deduction is not taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price. We will be entitled to a corresponding deduction on our income tax return. A participant will not have any taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that the alternative minimum tax may apply), and we will not receive a deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of a stock option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. We may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

        Restricted stock is also governed by Section 83 of the tax code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a "substantial risk of forfeiture" (it becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold.

        Section 409A of the tax code affects taxation of awards to employees but does not affect our ability to deduct deferred compensation. Section 409A does not apply to incentive stock options, non-qualified stock options (that are not discounted), and restricted stock, provided that there is no deferral of income beyond the vesting date. Section 409A also does not cover stock appreciation rights if the stock appreciation rights are issued by a public company on its traded stock, the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock, and there are not any features that defer the recognition of income beyond the exercise date. It is the Company's intent that all awards granted under the 2006 Plan comply with Section 409A of the tax code.

        As described above, awards granted under the 2006 Plan may qualify as "performance based compensation" under Section 162(m) of the tax code. To qualify, options and other awards must be granted under the 2006 Plan by a committee consisting solely of two or more "outside directors" (as defined under Section 162 regulations) and satisfy the 2006 Plan's limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards other than options and stock settled stock appreciation rights to qualify, the grant, issuance, vesting, or retention of the award must be contingent upon satisfying one or more of the performance criteria set forth in the 2006 Plan, as established and certified by a committee consisting solely of two or more "outside directors."

Equity Compensation Plan Information

        The following table provides information about our equity compensation plans at December 31, 2010.

Plan Category	(a) Number of common shares to be issued upon exercise of outstanding options	(b) Weighted average exercise price of outstanding options	(c) Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
Equity compensation plans approved by our stockholders	10,408,551	$10.10	21,555
Equity compensation plans not approved by our stockholders(1)	25,000	$3.86	—

Total	10,433,551	$10.09	21,555

(1)
Represents shares subject to a special stock option issued to a consultant in May 2006.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD

        The audit committee oversees our financial reporting process on behalf of the Board. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent registered public accounting firm is responsible for expressing an opinion on our consolidated financial statements and an opinion on our internal control over financial reporting. The audit committee operates pursuant to a charter that is available on our website at www.cleanenergyfuels.com.

        In performing its responsibilities, the audit committee has reviewed and discussed, with management and KPMG LLP, our independent registered public accounting firm, the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2010. The audit committee has also discussed with KPMG LLP matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees."

        Pursuant to the applicable independence requirements of the Public Company Accounting Oversight Board (United States), the audit committee received the required written disclosures and letter from KPMG LLP and discussed with KPMG LLP their independence.

        Based on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited consolidated financial statements of Clean Energy Fuels Corp. be included in the Company's annual report on Form 10-K for the year ended December 31, 2010.

Audit Committee: James C. Miller III, Chairman John S. Herrington Vincent C. Taormina

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The following is a description of transactions since January 1, 2010 to which we have been a party, in which the amount involved exceeds $120,000 in any fiscal year and in which any of our directors, executive officers or holders of more than five percent of our stock had or will have a direct or indirect material interest. This does not include employment compensation or compensation for Board service, which are described elsewhere in this Proxy Statement.

        Our audit committee charter requires that all related party transactions, as defined in Item 404(a) of Regulation S-K, must be reviewed and approved by our audit committee, in accordance with NASDAQ Marketplace Rule 5630. When evaluating such transactions, our audit committee focuses on whether the terms of such transactions are at least as favorable to us as terms we would receive on an arms length basis from an unaffiliated third party. The policies and procedures for approving related party transactions are set forth in our audit committee charter, which was adopted in September 2006 and revised in December 2007. We believe that the transactions and agreements that are disclosed below contain comparable terms to those the Company could have obtained from unaffiliated third parties.

Relationship with BP Capital L.P.

        Boone Pickens, our largest stockholder and a member of our Board, is a principal of BP Capital L.P., a firm which provides us advice in connection with our natural gas acquisitions and derivative activities. Under an advisory agreement, we paid BP Capital L.P. $10,000 a month, or $120,000 in the aggregate, for energy market advice during 2010. BP Capital L.P. has no discretion to enter into transactions on our behalf without the consent of our derivative committee.

 OTHER MATTERS

        We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares that they represent in accordance with their judgment.

        For further information about Clean Energy Fuels Corp., please refer to our annual report on Form 10-K for the fiscal year ended December 31, 2010, which accompanies this Proxy Statement. Our annual report on Form 10-K was filed with the SEC on March 10, 2011 and is publicly available on our website at http://investors.cleanenergyfuels.com/SEC.cfm. You may also obtain a copy by sending a written request to Investor Relations, Clean Energy Fuels Corp., 3020 Old Ranch Parkway, Suite 400, Seal Beach, California, 90740.

By order of the Board,

MITCHELL W. PRATT Corporate Secretary

 Appendix A

CLEAN ENERGY FUELS CORP.
AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN

        1.    Purpose of the Plan.    The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders' interest and share in the Company's success.

        2.    Definitions.    As used herein, the following definitions shall apply:

        "Act" shall mean the Securities Act of 1933, as amended.

        "Administrator" shall mean the Board, any Committees, or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

        "Affiliate" shall mean any entity that is directly or indirectly in control of or controlled by the Company, or any entity in which the Company has a significant ownership interest as determined by the Administrator.

        "Applicable Laws" shall mean the requirements relating to the administration of stock plans under federal and state laws; any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company's agreement with such exchange or quotation system; and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

        "Award" shall mean, individually or collectively, a grant under the Plan of an Option, Stock Award, SAR, or Cash Award.

        "Awardee" shall mean a Service Provider who has been granted an Award under the Plan.

        "Award Agreement" shall mean an Option Agreement, Stock Award Agreement, SAR Agreement, or Cash Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

        "Board" shall mean the Board of Directors of the Company.

        "Cash Award" shall mean a bonus opportunity awarded under Section 13 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the "Cash Award Agreement").

        "Change in Control" shall mean any of the following, unless the Administrator provides otherwise:

            (i)  any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately before such transaction);

           (ii)  the sale of all or substantially all of the Company's assets to any other person or entity (other than a wholly-owned subsidiary of the Company);

          (iii)  the acquisition of beneficial ownership of a controlling interest (including power to vote) in the outstanding shares of Common Stock by any person or entity (including a "group" as defined by or under Section 13(d)(3) of the Exchange Act);

          (iv)  the dissolution or liquidation of the Company;

           (v)  a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board; or

          (vi)  any other event specified, at the time an Award is granted or thereafter, by the Board or a Committee.

Notwithstanding the foregoing, the term "Change in Control" shall not include any underwritten public offering of Shares registered under the Act.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

        "Common Stock" shall mean the common stock of the Company.

        "Company" shall mean Clean Energy Fuels Corp., a Delaware corporation, or its successor.

        "Consultant" shall mean any natural person, other than an Employee or Director, who performs bona fide services for the Company or an Affiliate as a consultant or advisor.

        "Conversion Award" has the meaning set forth in Section 4(b)(xii) of the Plan.

        "Director" shall mean a member of the Board.

        "Disability" shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

        "Employee" shall mean an employee of the Company or any Affiliate, and may include an Officer or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual's status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; (ii) any leave of absence approved by the Company or an Affiliate; (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates; (iv) any change in the Awardee's status from an employee to a Consultant or Director; and (v) an employee who, at the request of the Company or an Affiliate, becomes employed by any partnership, joint venture, or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" shall mean, unless the Administrator determines otherwise, as of any date, the closing price for such Common Stock as of such date (or if no sales were reported on such date, the closing price on the last preceding day for which a sale was reported), as reported in such source as the Administrator shall determine.

        "Grant Date" shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

        "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

        "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

        "Option" shall mean a right granted under Section 8 of the Plan to purchase a certain number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the "Option Agreement"). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

        "Participant" shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

        "Plan" shall mean this Clean Energy Fuels Corp. 2006 Equity Incentive Plan.

        "Prior Plan" shall mean the Company's 2002 Stock Option Plan authorizing up to 5,750,000 Shares for issuance pursuant to stock options.

        "Qualifying Performance Criteria" shall have the meaning set forth in Section 14(b) of the Plan.

        "Related Corporation" shall mean any parent or subsidiary (as those terms are defined in Section 424(e) and (f) of the Code) of the Company.

        "Service Provider" shall mean an Employee, Officer, Director, or Consultant.

        "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

        "Stock Award" shall mean an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting, and transferability of which is subject during specified periods to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the "Stock Award Agreement").

        "Stock Appreciation Right" or "SAR" shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 12 of the Plan is designated as a SAR. The terms of the SAR are expressed in the agreement or other documents evidencing the Award (the "SAR Agreement").

        "Stock Unit" shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

        "Ten-Percent Stockholder" shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

        "Termination Date" shall mean the date of a Participant's Termination of Service, as determined by the Administrator in its sole discretion.

        "Termination of Service" shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Related Corporations. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

        3.    Stock Subject to the Plan.

        (a)   Aggregate Limits.

          (i)    Basic Limitation.    The maximum aggregate number of Shares that may be issued under the Plan through Awards shall be 15,890,500 plus the additional Shares described in Subsections (ii) and (iii). The number in the preceding sentence shall include (A) the number of

  Shares available for issuance, as of the effective date of the Plan, under the Prior Plan; plus (B) those Shares that are issuable upon exercise of options granted pursuant to the Prior Plan that expire or become unexercisable for any reason without having been exercised in full after the effective date of the Plan. Notwithstanding the foregoing, the maximum aggregate number of Shares that may be issued under the Plan through Incentive Stock Options is 6,390,500 Shares. The limitations of this Section 3(a)(i) shall be subject to the adjustments provided for in Section 15 of the Plan.

          (ii)    Annual Increase in Shares.    As of the first day of each Company fiscal year beginning in fiscal year 2007, the maximum aggregate number of Shares that may be issued under the Plan through Awards, and the maximum aggregate number of Shares that may be issued under the Plan through Incentive Stock Options, shall each increase by a number equal to the lesser of (A) 15% of the total number of Shares then outstanding, (B) 1,000,000 Shares, and (C) an amount determined by the Board.

          (iii)    Additional Shares.    Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

        (b)   Code Section 162(m) Limit.    Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 2,000,000, except that in connection with his or her initial service, an Awardee may be granted Awards covering up to 4,000,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance-based compensation" under Code Section 162(m).

        4.    Administration of the Plan.

        (a)   Procedure.

          (i)    Multiple Administrative Bodies.    The Plan shall be administered by the Board or one or more Committees, including such delegates as may be appointed under paragraph (a)(iv) of this Section 4.

          (ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, Awards to "covered employees" within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be "covered employees" in the future shall be made by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

          (iv)    Other Administration.    The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act; or (B) at the time of such approval, "covered employees" under Section 162(m) of the Code.

          (v)    Delegation of Authority for the Day-to-Day Administration of the Plan.    Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

        (b)   Powers of the Administrator.    Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its sole discretion:

            (i)  to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

           (ii)  to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (iii)  to determine the type of Award to be granted to the selected Service Provider;

          (iv)  to approve the forms of Award Agreements for use under the Plan;

           (v)  to determine the terms and conditions, consistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include the exercise or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

          (vi)  to correct administrative errors;

         (vii)  to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

        (viii)  to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures, and handling of stock certificates that vary with local requirements; and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

          (ix)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

           (x)  to modify or amend each Award, including the acceleration of vesting, exercisability, or both; provided, however, that any modification or amendment of an Award is subject to Section 16 of the Plan and may not materially impair any outstanding Award unless agreed to by the Participant;

          (xi)  to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

         (xii)  to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by service providers of an entity acquired by the Company (the "Conversion Awards"). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

        (xiii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

        (xiv)  to determine whether Awards will be settled in Shares, cash, or in any combination thereof;

         (xv)  to determine whether to provide for the right to receive dividends or dividend equivalents;

        (xvi)  to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

       (xvii)  to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

      (xviii)  to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination of both, the amount of which is determined by reference to the value of the Award; and

        (xix)  to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

        (c)   Effect of Administrator's Decision.    All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

        5.    Eligibility.    Awards may be granted to Service Providers of the Company or any of its Affiliates.

        6.    Effective Date and Term of the Plan.    The Plan shall be effective as of the effective date of the registration statement for the Company's initial public offering, provided that the Company's stockholders have approved the Plan before such date. Unless terminated pursuant to Section 16, the Plan shall continue in effect until the tenth anniversary of the earlier of (i) the date of the Plan's approval by the Board, or (ii) the date of the Plan's approval by the Company's stockholders.

        7.    Term of Award.    The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten years from the Grant Date or such shorter term as may be provided in the Award Agreement.

        8.    Options.    The Administrator may grant an Option or provide for the grant of an Option, from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including the achievement of performance goals, and for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

        (a)   Option Agreement.    Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option; (ii) the type of Option; (iii) the exercise price of the Shares and the means of payment for the Shares; (iv) the term of the Option; (v) such terms and conditions on the vesting or exercisability of an Option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the Option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

        (b)   Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

            (i)  In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

           (ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The per Share exercise price may also vary according to a predetermined formula; provided, that the exercise price never falls below 100% of the Fair Market Value per Share on the Grant Date.

          (iii)  Notwithstanding the foregoing, at the Administrator's discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

        (c)   Vesting Period and Exercise Dates.    Options granted under this Plan shall vest, be exercisable, or both, at such times and in such installments during the Option's term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time, or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Option.

        (d)   Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. The consideration, determined by the Administrator (or pursuant to authority expressly delegated by the Board, a Committee, or other person), and in the form and amount required by applicable law, shall be actually received before issuing any Shares pursuant to the Plan; which consideration shall have a value, as determined by the Board, not less than the par value of such Shares. Acceptable forms of consideration may include:

            (i)  cash;

           (ii)  check or wire transfer;

          (iii)  subject to any conditions or limitations established by the Administrator, other Shares that have a Fair Market Value on the date of surrender or attestation that does not exceed the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (iv)  consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator to the extent that this procedure would not violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended;

           (v)  subject to any conditions or limitations established by the Administrator, the Company's retention of so many of the Shares that would otherwise have been delivered upon exercise of the Option as have a Fair Market Value on the exercise date not exceeding the aggregate exercise price of all Shares as to which the Option is being exercised, provided that the Option is surrendered and cancelled as to such Shares;

          (vi)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

         (vii)  any combination of the foregoing methods of payment.

        9.    Incentive Stock Option Limitations.

        (a)   Eligibility.    Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

        (b)   $100,000 Limitation.    Notwithstanding the designation "Incentive Stock Option" in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee's ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee's ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. However, because an acceleration provision is not taken into account before its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised before such acceleration. The Fair Market Value of the Shares shall be determined as of the Grant Date.

        (c)   Leave of Absence.    For purposes of Incentive Stock Options, no leave of absence may exceed three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract. If the period of leave exceeds three months and the Awardee's right to reemployment is not provided by statute or contract, the Awardee's employment with the Company shall be deemed to terminate on the first day immediately following such three-month period, and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three-month period starting on the date the employment relationship is deemed terminated.

        (d)   Transferability.    The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

        (e)   Exercise Price.    The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

        (f)    Ten-Percent Stockholder.    If any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the Option term shall not exceed five years measured from the date of grant of such Option.

        (g)   Other Terms.    Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify as Incentive Stock Options, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

        10.    Exercise of Option.

        (a)   Procedure for Exercise; Rights as a Stockholder.

            (i)  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

           (ii)  An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

          (iii)  Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

          (iv)  The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

        (b)   Effect of Termination of Service on Options.

          (i)    Generally.    Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent that the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant's Termination Date. Unless otherwise provided by the Administrator, if on the Termination Date the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If after the Termination of Service the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will automatically terminate, and the Shares covered by such Option will revert to the Plan.

          (ii)    Disability of Awardee.    Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent the Option is vested on the Termination Date (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant's Termination Date. Unless otherwise provided by the Administrator, if at the time of Disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will automatically revert to the Plan.

          (iii)    Death of Awardee.    Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated before the Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person or persons to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

        11.    Stock Awards.

        (a)   Stock Award Agreement.    Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number; (ii) the purchase price, if any, of the Shares, and the means of payment for the Shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the Shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the Stock Award; and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

        (b)   Restrictions and Performance Criteria.    The grant, issuance, retention, and vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, or completion of service by the Awardee.

        Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

        (c)   Forfeiture.    Unless otherwise provided for by the Administrator, upon the Awardee's Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the original price paid by the Participant.

        (d)   Rights as a Stockholder.    Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she were an actual stockholder.

        12.    Stock Appreciation Rights.    Subject to the terms and conditions of the Plan, a SAR may be granted to a Service Provider at any time and from time to time as determined by the Administrator in its sole discretion.

        (a)   Number of SARs.    The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

        (b)   Exercise Price and Other Terms.    The per SAR exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

        (c)   Exercise of SARs.    SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

        (d)   SAR Agreement.    Each SAR grant shall be evidenced by a SAR Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

        (e)   Expiration of SARs.    A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the SAR Agreement. Notwithstanding the foregoing, the rules of Section 10(b) will also apply to SARs.

        (f)    Payment of SAR Amount.    Upon exercise of a SAR, the Participant shall be entitled to receive a payment from the Company in an amount equal to the difference between the Fair Market Value of a Share on the date of exercise over the exercise price of the SAR. This amount shall be paid in cash, Shares of equivalent value, or a combination of both, as the Administrator shall determine.

        13.    Cash Awards.    Each Cash Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established by the Administrator for a performance period.

        (a)   Cash Award.    Each Cash Award shall contain provisions regarding (i) the performance goal or goals and maximum amount payable to the Participant as a Cash Award; (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment; (iii) the period as to which performance shall be measured for establishing the amount of any payment;

(iv) the timing of any payment earned by virtue of performance; (v) restrictions on the alienation or transfer of the Cash Award before actual payment; (vi) forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall not exceed $2.5 million.

        (b)   Performance Criteria.    The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance or personal performance evaluations or both. The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code shall be a measure established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing.

        (c)   Timing and Form of Payment.    The Administrator shall determine the timing of payment of any Cash Award. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

        (d)   Termination of Service.    The Administrator shall have the discretion to determine the effect of a Termination of Service on any Cash Award due to (i) disability, (ii) retirement, (iii) death, (iv) participation in a voluntary severance program, or (v) participation in a work force restructuring.

        14.    Other Provisions Applicable to Awards.

        (a)   Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be bound by such terms upon acceptance of such transfer.

        (b)   Qualifying Performance Criteria.    For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, applied to either the Company as a whole or to a business unit, Affiliate, Related Corporation, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a preestablished target, to previous years' results or to a designated comparison group, in each case as specified in the Award by the Committee: (i) cash flow, (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), (iii) earnings per share, (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders' equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) income or net income, (xiii) operating income or net operating income, (xiv) operating profit or net operating profit, (xv) operating margin, (xvi) return on operating revenue, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index, (xxi) credit rating, (xxii) strategic plan development and implementation, (xxiii) improvement in workforce diversity, (xxiv) EBITDA, (xxv) annual volume in gasoline gallon equivalents, (xxvi) total sales in U.S. dollars, and (xxvii) any other similar criteria.

        (c)   Certification.    Before payment of any compensation under an Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

        (d)   Discretionary Adjustments Pursuant to Section 162(m).    Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to "covered employees" within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retained, or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

        (e)   Section 409A.    Notwithstanding anything in the Plan to the contrary, it is the Company's intent that all Awards granted under this Plan comply with Section 409A of the Code, and each Award shall be interpreted in a manner consistent with that intention.

        15.    Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

        (a)   Changes in Capitalization.

            (i)  The limitations set forth in Section 3, the number and kind of Shares covered by each outstanding Award, and the price per Share (but not the total price) subject to each outstanding Award shall be proportionally adjusted to prevent dilution or enlargement of rights under the Plan for any change in the outstanding Common Stock subject to the Plan, or subject to any Award, resulting from any stock splits, combination or exchange of Shares, consolidation, spin-off or recapitalization of Shares or any capital adjustment or transaction similar to the foregoing or any distribution to holders of Common Stock other than regular cash dividends.

           (ii)  The Administrator shall make such adjustment in such manner as it may deem equitable and appropriate, subject to compliance with Applicable Laws. Any determination, substitution or adjustment made by the Administrator under this Section shall be conclusive and binding on all persons. The conversion of any convertible securities of the Company shall not be treated as a transaction requiring any substitution or adjustment under this Section. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

        (b)   Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable before the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten days before such proposed transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse before the proposed transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately before the consummation of such proposed transaction.

        (c)   Change in Control.    If there is a Change in Control of the Company, as determined by the Board or a Committee, then unless otherwise expressly provided in the Award Agreement, all Options and SARs granted to Employees shall fully vest, and any restrictions on all Stock Awards and Cash Awards granted to Employees shall lapse, as of the effective date of the Change in Control. In any

Award in which the Board has determined not to permit full vesting upon a Change in Control, the Board or Committee or Board of Directors of any surviving entity or acquiring entity may, in its discretion, in the Award Agreement (i) provide for the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards; (ii) accelerate the vesting of all or any part of the Options and SARs and terminate any restrictions on all or any part of the Stock Awards or Cash Awards; (iii) provide for the cancellation of all or any part of the Awards for a cash payment to the Participants; or (iv) provide for the cancellation of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Board or Committee, any unvested portion of such Award) at or before the closing of the Change in Control.

        16.    Amendment and Termination of the Plan.

        (a)   Amendment and Termination.    The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.

        (b)   Effect of Amendment or Termination.    No amendment, suspension, or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the Participant and the Administrator. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan before the date of such termination.

        (c)   Effect of the Plan on Other Arrangements.    Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        17.    Designation of Beneficiary.

        (a)   An Awardee may file a written designation of a beneficiary who is to receive the Awardee's rights pursuant to Awardee's Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all rights under the Awardee's Awards and all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

        (b)   The Awardee may change such designation of beneficiary at any time by written notice. If an Awardee dies and no beneficiary is validly designated under the Plan who is living at the time of such Awardee's death, the Company shall allow the executor or administrator of the estate of the Awardee to receive the Awardee's rights under the Awardee's Awards and all benefits under the Plan, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to receive the Awardee's rights under the Awardee's Awards and all benefits under the Plan to the extent permissible under Applicable Law.

        18.    No Right to Awards or to Service.    No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

        19.    Preemptive Rights.    No Shares will be issued under the Plan in violation of any preemptive rights held by any stockholder of the Company.

        20.    Legal Compliance.    No Share will be issued pursuant to an Award under the Plan unless the issuance and delivery of such Share, as well as the exercise of such Award, if applicable, will comply with Applicable Laws. Issuance of Shares under the Plan shall be subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding anything in the Plan to the contrary, the Plan is intended to comply with the requirements of Section 409A of the Code and shall be interpreted in a manner consistent with that intention.

        21.    Inability to Obtain Authority.    To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        22.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        23.    Notice.    Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

        24.    Governing Law; Interpretation of Plan and Awards.

        (a)   This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

        (b)   If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision.

        (c)   The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

        (d)   The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns.

        (e)   All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. If the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator's decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator's decision, and the Awardee shall as a condition to the receipt of an Award be deemed to waive explicitly any right to judicial review.

        25.    Limitation on Liability.    The Company and any Affiliate or Related Corporation that is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

        (a)   The Non-Issuance of Shares.    The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

        (b)   Tax Consequences.    Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

        26.    Unfunded Plan.    Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

[Signature Page to Follow]

        IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan, effective as of                        , 20    .

CLEAN ENERGY FUELS CORP.
By:
Name:
Its:

 Appendix B

        THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS: (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO AND ALL APPLICABLE QUALIFICATIONS UNDER STATE SECURITIES LAWS SHALL HAVE BEEN OBTAINED WITH RESPECT THERETO; OR (2) A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER HAS BEEN OBTAINED STATING THAT NO SUCH REGISTRATION OR QUALIFICATION IS REQUIRED.

 WARRANT TO PURCHASE COMMON SHARES OF
CLEAN ENERGY FUELS CORP.

        This certifies that Boone Pickens or his assigns (the "Holder"), for value received, is entitled to purchase from Clean Energy Fuels Corp., a Delaware corporation (the "Company"), having a place of business at 3020 Old Ranch Parkway, Suite 400, Seal Beach, CA 90740, 15,000,000 fully paid and nonassessable shares of common stock, $.0001 par value per share, of the Company (the "Shares") at the Warrant Price (defined below) at any time beginning on the date of this Warrant and ending on 5:00 p.m. (Pacific time) on December 28, 2011 (the "Exercise Period").

        1.    Exercise; Issuance of Certificates; Payment for Shares.    This Warrant may be exercised by Holder, as a whole or in part, and on one or more occasions, by written notice to the Company at any time within the Exercise Period and by payment to the Company by wire transfer (in accordance with the wire transfer instructions) of the aggregate Warrant Price for the number of Shares designated by Holder (but not more than the number of Shares for which this Warrant then remains subject and unexercised).

        As an inducement to the Holder to exercise a portion of the Warrant prior to the expiration date of the Exercise Period (an "Early Exercise"), the Company hereby agrees that in the event of an Early Exercise, the Company will extend the Exercise Period of the Warrant for an identical number of Shares that are purchased pursuant to the Early Exercise for a duration of time determined in accordance with this Section 1. The length of the extension of the Exercise Period will be determined as follows: the Company will determine the non-cash financial gain that the Company will recognize due to the Early Exercise (the "Early Exercise Gain") and extend the Exercise Period of the Warrant for the same number of shares purchased pursuant to the Early Exercise so that the non financial charge the Company recognizes with respect to such extension (the "Extension Charge") is of identical value to the Early Exercise Gain. For example, in the event that the Holder exercises the Warrant with respect to five million (5,000,000) shares on June 28, 2010 and the Company recognizes a $2.5 million Early Exercise Gain with respect to the Early Exercise, the Company will extend the Exercise Period of the Warrant with respect to five million (5,000,000) Shares by a number of days that results in an Extension Charge of $2.5 million, determined as of the date of the Early Exercise.

        2.    Shares to be Fully Paid; Reservation of Shares.    The Company covenants and agrees as follows:

          2.1   All Shares issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

          2.2   During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance or transfer upon exercise of this Warrant a sufficient number of Shares to provide for the exercise of this Warrant.

          2.3   The Company will take all actions necessary to assure that the Shares issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or of any requirements of any securities exchange upon which the shares of the Company may then be listed.

          2.4   The Company will not take any action that would result in an adjustment of the Warrant Price if the total number of Shares issuable after such action upon exercise of this Warrant, together with all Shares then outstanding and all Shares then issuable upon exercise of all rights, options or warrants (other than this Warrant) and upon conversion of all securities convertible into or exchangeable for shares of common stock of the Company, would exceed the total number of Shares then authorized by the Company's certificate of incorporation.

        3.    Warrant Price.

          3.1    Initial Warrant Price; Subsequent Adjustment of Price and Number of Purchasable Shares.    The initial Warrant Price ("Initial Warrant Price") will be $10.00 per Share, and will be adjusted from time to time as provided below. The Initial Warrant Price or, if such price has been adjusted, the price per Share as last adjusted pursuant to the terms hereof, is referred to as the "Warrant Price" herein. Upon each adjustment of the Warrant Price, Holder will thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of Shares obtained by multiplying the Warrant Price in effect immediately before such adjustment by the number of Shares purchasable pursuant to this Warrant immediately before such adjustment and dividing the product by the Warrant Price resulting from such adjustment.

          3.2    Subdivision or Combination of Shares.    If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Warrant Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          3.3    Reclassification.    If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Price therefor shall be appropriately adjusted.

          3.4    Adjustments for Dividends in Stock or Other Securities or Property.    If while this Warrant, or any portion hereof, remains outstanding and unexpired, Holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that Holder would hold on the date of such exercise had it been Holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities available to it as aforesaid during such period, giving effect to all adjustments called for during such period.

          3.5    Reorganization, Reclassification, Consolidation, Merger or Sale.    If any capital reorganization or reclassification of the Shares of the Company, or any consolidation or merger of the Company with another corporation or entity, or the sale of all or substantially all of the Company's assets to another corporation will be effected in such a way that Holders of Shares will be entitled to receive Shares, securities or assets with respect to or in exchange for Shares, then, upon exercise of this Warrant, Holder will thereafter have the right to receive such Shares, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant. If a purchase, tender or exchange offer is made to and accepted by Holders of more than 50% of the outstanding Shares of the Company, the Company will not effect any consolidation, merger or sale with the Person, as defined below, making such offer or with any Affiliate, as defined below, of such Person, unless, before the consummation of such consolidation, merger or sale, Holder of this Warrant is given at least ten (10) business days notice prior to the scheduled closing date (the "Closing Date") of such transaction (which notice shall specify the material terms of such transaction and the proposed Closing Date). In the event Holder elects to exercise this Warrant or any portion thereof following such notice and such consolidation, merger or sale is not consummated within ten (10) days of the proposed Closing Date (or any subsequent proposed Closing Date), then Holder may rescind its exercise of this Warrant by providing written notice thereof to the Company, the Company shall take all actions consistent therewith (including without limitation the immediate return of the Warrant Price paid with respect to such rescinded exercise) and this Warrant shall continue in full force and effect. As used in this paragraph, the term "Person" includes an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization and a government or any department or agency thereof, and an "Affiliate" of a Person means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person will be deemed to control a corporation or other business entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          3.6    Notice of Adjustment.    Upon any adjustment of the Warrant Price, the Company will give written notice thereof, by first-class mail, postage prepaid, addressed to Holder at Holder's address as shown on the books of the Company, which notice will state (i) the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, and (ii) whether, after giving effect to such adjustment, the maximum number of Shares issuable upon the exercise of this Warrant will constitute more than 5% of the total number of the then issued and outstanding Shares (including in such total number the maximum number of Shares issuable upon the exercise of this Warrant).

          3.7    Other Notices.    If at any time:

            3.7.1  the Company declares a cash dividend on its Shares payable at a rate in excess of the rate of the last cash dividend theretofore paid;

            3.7.2  the Company declares a dividend on its Shares payable in Shares or pays a special-dividend or other distribution (other than regular cash dividends) to Holders of its Shares;

            3.7.3  the Company offers for subscription to Holders of any of its Shares additional Shares of any class or other rights;

            3.7.4  there is a reorganization, reclassification, consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity; or

            3.7.5  there is a voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company will give, as provided in paragraph 13 below, to Holder's address as shown on the books of the Company, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company will close or a record will be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same will take place. Any notice required by clause (i) will also specify, in the case of any such dividend, distribution or subscription rights, the date on which Holder will be entitled thereto, and any notice required by (ii) will also specify the anticipated date on which Holder will be entitled to exchange its Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

        4.    Listing.    If any Shares required to be reserved for the purpose of issuance upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the filing of a Registration Statement under the Securities Act of 1933, as then in effect (the "Securities Act"), or any similar law then in effect), or listing on any securities exchange, before such Shares may be issued upon such exercise, the Company will, at its expense and as expeditiously as possible, use its commercially reasonable efforts to cause such Shares to be duly registered or approved or listed on the relevant securities exchange, as the case may be.

        5.    Closing of Books.    The Company will at no time close its transfer books against the transfer of this Warrant or of any Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

        6.    Definition of Shares.    As used in this Warrant the term "Shares" includes the Company's authorized common stock, $.0001 par value per share, as constituted on the date hereof and also includes any shares of any class of stock or other equity securities of the Company thereafter authorized which will not be limited to a fixed sum or percentage of par value in respect of the rights of holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that, except as provided in paragraph 3.5, the Shares purchasable pursuant to this Warrant will include only Shares designated as "common shares" of the Company or, in the case of any reclassification of the outstanding Shares, the Shares, securities or assets provided for in paragraph 3.5.

        7.    No Voting Rights.    This Warrant will not entitle Holder to any voting rights or other rights as a stockholder of the Company.

        8.    Warrant Not Transferable.    This Warrant is not transferable without the prior written consent of the Company, except for a Permitted Transfer. "Permitted Transfer" shall mean: (i) in the case of any Holder who is an individual (an "Individual Holder"), (A) pursuant to applicable laws of descent and distribution, or (B) among such Individual Holder's Family Group; (ii) in the case of any Holder, among its Affiliates; or (iii) among the Holders, if more than one (collectively referred to herein as "Permitted Transferees"); provided that the restrictions contained in this Section 8 shall continue to be applicable to this Warrant after any such Transfer; and provided, further, that the transferees of this Warrant shall have agreed in writing to be bound by the provisions of this Agreement. For purposes of this Agreement, "Family Group" means an Individual Holder's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of the Individual Holder and/or the Individual Holder's spouse and/or descendants. An "Affiliate" of the Holder means any other person, directly or indirectly controlling, controlled by or under common control with the Holder and any partner, shareholder or member in a Holder or related entity.

        9.    Mutilation or Loss of Warrant.    Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

        10.    Taxes.    The Company shall not be required to pay any tax or taxes attributable to the issuance of this Warrant or of the Shares.

        11.    No Limitation on Corporate Action.    No provision of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its certification of incorporation, reorganize, consolidate or merge with or into another entity, or to transfer, all or any part of its property or assets, or the exercise or any other of its corporate rights and powers.

        12.    Transfer to Comply with the Securities Act.    This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act"), or qualified under applicable state securities laws and has been issued to Holder for investment and not with a view to the distribution of either the Warrant or the Shares. Neither this Warrant nor any of the Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act and qualification under applicable state securities laws relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act and qualification is not required under applicable state securities laws. Each certificate for the Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

        13.    Notices.    All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt, if delivered personally, (ii) upon confirmation of receipt, if given by electronic facsimile and (iii) on the third business day following mailing, if mailed, postage prepaid, certified mail, return receipt requested, to the following address (or at such other address for a party as shall be specified by like notice):

    (i)

    if to the Company, to:

      Clean Energy Fuels Corp.
      3020 Old Ranch Parkway, Suite 200
      Seal Beach, California 90740
      Telephone: (562) 493-2804
      Facsimile: (562) 546-0097
      Attention: Chief Executive Officer

    (ii)

    if to Holder, to:

      Boone Pickens
      c/o BP Capital
      8117 Preston Road, Suite 260
      Dallas, Texas 75225
      Telephone: (214) 265-4165
      Facsimile: (214) 750-9773

        14.    Supplements and Amendments; Whole Agreement.    This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and Holder. This Warrant contains the full understanding of the Company and Holder with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

        15.    Governing Law.    This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, without regard to its conflicts of laws rules.

        16.    Descriptive Headings.    Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

        17.    No Fractional Shares.    No fractional Shares shall be issued upon exercise of this Warrant. In lieu of any fractional Shares to which Holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the per share fair value of one share of Common Stock on the date of exercise, as determined by the Board of Directors of the Company in the reasonable exercise of their discretion.

        18.    Waivers Strictly Construed.    With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

        19.    Severability.    The validity, legality or enforceability of the remainder of this Warrant shall not be affected even if one or more of its provisions shall be held to be invalid, illegal or unenforceable in any respect.

[Signature Page Follows]

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer, as of December 28, 2006.

CLEAN ENERGY FUELS CORP.
By	Rick Wheeler Chief Financial Officer

 NOTICE OF EXERCISE OF WARRANT

        The "Holder" designated below, subject to the conditions set forth in that certain Warrant to Purchase Common Shares of Clean Energy Fuels Corp., dated as of December 28, 2006 (the "Warrant"), hereby elects to exercise the right, represented by the Warrant, to purchase                              shares of the Common Stock of Clean Energy Fuels Corp. (the "Company") and tenders herewith payment as follows:

        AGGREGATE WARRANT PRICE: $                              (Payment shall be made by wire transfer in accordance with the wire transfer instructions provided to Holder.)

Please deliver the stock certificate to:

Holder hereby represents and warrants to the Company as follows:

  1.    Holder has sufficient knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the shares of Common Stock of the Company.

  2.    Holder understands that it is purchasing the shares of Common Stock of the Company pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or any state securities or Blue Sky laws.

  3.    Holder is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Act.

Dated:                            , 20

"Holder"

By:

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined on the reverse side to vote your proxy.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 24, 2011.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

2010 Proxy-Clean Energy Fuels Corp.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

I hereby appoint Warren I. Mitchell and Andrew J. Littlefair, or either of them, as proxies, with power of substitution to each, to vote all shares of common stock that I am entitled to vote at the annual meeting of stockholders of Clean Energy Fuels Corp. to be held on Wednesday, May 25, 2011 at 9:00 a.m., or at any adjournment or postponement thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. My appointed proxies are authorized in their discretion to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" THE OPTION OF EVERY TWO YEARS IN PROPOSAL 4, "FOR" PROPOSAL 5, "FOR" PROPOSAL 6, AND IN THE DISCRETION OF THE APPOINTED PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

If you vote by phone or Internet, please do not mail your proxy card.

(CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

Thank You For Voting

Continued and to be signed on reverse side

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3 ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 4 ADVISORY, NON-BINDING VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 5 APPROVAL OF AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN
PROPOSAL NO. 6 APPROVAL OF AMENDMENT TO WARRANT
CORPORATE GOVERNANCE
INFORMATION ABOUT OUR EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
REPORT OF THE AUDIT COMMITTEE OF THE BOARD
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
OTHER MATTERS
  Appendix A
CLEAN ENERGY FUELS CORP. AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN
  Appendix B
WARRANT TO PURCHASE COMMON SHARES OF CLEAN ENERGY FUELS CORP.
NOTICE OF EXERCISE OF WARRANT